     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2002



                                             1933 ACT REGISTRATION NO. 333-52754
                                             1940 ACT REGISTRATION NO. 811-07325


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 2 [X]


                                       AND


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              AMENDMENT NO. 27 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)


                           PRUCO LIFE FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-4708

                     (Name and address of agent for service)

                                   Copies to:


     CHRISTOPHER E. PALMER                                              LISA CHOW
       MICHAEL K. ISENMAN                                   VICE PRESIDENT, CORPORATE COUNSEL
         SHEA & GARDNER                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
 1800 MASSACHUSETTS AVENUE, N.W.                                  213 WASHINGTON STREET
     WASHINGTON, D.C. 20036                                       NEWARK, NJ 07102-2992
        (202) 828-2093


It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on ______ pursuant to paragraph (a) (1) of Rule 485


                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)
SELECT
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 1, 2002


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Select offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:


PRUDENTIAL INVESTMENTS LLC


JENNISON ASSOCIATES LLC


A I M CAPITAL MANAGEMENT, INC.


ALLIANCE CAPITAL MANAGEMENT, L.P.


DAVIS SELECTED ADVISERS, L.P.


DEUTSCHE ASSET MANAGEMENT, INC.


FIDELITY MANAGEMENT & RESEARCH COMPANY


GE ASSET MANAGEMENT, INCORPORATED


INVESCO FUNDS GROUP, INC.


JANUS CAPITAL MANAGEMENT LLC


MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)


SALOMON BROTHERS ASSET MANAGEMENT


VICTORY CAPITAL MANAGEMENT INC.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Select variable annuity contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

TO LEARN MORE ABOUT STRATEGIC PARTNERS SELECT
------------------------------------------------------------


To learn more about the Strategic Partners Select variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Select SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 39 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

-- (888) PRU-2888 or write to us at:

-- Prudential Annuity Service Center
   P.O. Box 7960

   Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS SELECT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


ORD01009

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................      8
                                                Summary of Contract Expenses.......................     11
                                                Expense Examples...................................     13

                                       PART II: STRATEGIC PARTNERS SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Select
                                             Variable Annuity?.....................................     18
                                                Short Term Cancellation Right or "Free Look".......     18

                                           Section 2: What Investment Options Can I Choose?........     19
                                                Variable Investment Options........................     19
                                                Interest-Rate Options..............................     20
                                                Transfers Among Options............................     20
                                                Market Timing......................................     21
                                                Other Available Features...........................     21
                                                Voting Rights......................................     22
                                                Substitution.......................................     22

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).......... ..........     23
                                                Payment Provisions.................................     23
                                                    Option 1: Annuity Payments for a Fixed
                                                       Period......................................     23
                                                    Option 2: Life Annuity with 120 Payments (10
                                                       Years) Certain..............................     23
                                                    Option 3: Interest Payment Option..............     23
                                                    Option 4: Other Annuity Options................     24
                                                    Tax Considerations.............................     24

                                           Section 4: What is the Death Benefit?...................     25
                                                Beneficiary........................................     25
                                                Calculation of the Death Benefit...................     25
                                                Death of Owner or Joint Owner......................     25

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Select Contract?......................................     27
                                                Purchase Payments..................................     27
                                                Allocation of Purchase Payments....................     27
                                                Calculating Contract Value.........................     27

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Select Contract?...................     28
                                                Insurance Charges..................................     28
                                                Annual Contract Fee................................     28
                                                Withdrawal Charge..................................     28
                                                Waiver of Charge for Critical Care.................     29
                                                Taxes Attributable to Premium......................     29
                                                Transfer Fee.......................................     29
                                                Company Taxes......................................     29

                                           Section 7: How Can I Access My Money?...................     30
                                                Automated Withdrawals..............................     30
                                                Suspension of Payments or Transfers................     30

--------------------------------------------------------------------------------


                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Select Contract?..........     31
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     31
                                                Contracts Held by Tax Favored Plans................     33

                                           Section 9: Other Information............................     38
                                                Pruco Life Insurance Company.......................     38
                                                The Separate Account...............................     38
                                                Sale and Distribution of the Contract..............     38
                                                Assignment.........................................     39
                                                Financial Statements...............................     39
                                                Statement of Additional Information................     39
                                                Householding.......................................     39
                                                Market-Value Adjustment Formula....................     40
                                                IRA Disclosure Statement...........................     44

                                           Appendix................................................     48
                                                Accumulation Unit Values...........................     49

                                       PART III: PROSPECTUSES
                                       ------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND

                                        JANUS ASPEN SERIES

                       This page intentionally left blank

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS SELECT PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.


ADJUSTED CONTRACT VALUE



When you begin receiving income payments, the value of your contract adjusted by any market-value adjustment and minus any charge we impose for premium taxes.


ANNUITANT

The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY


The person(s) or entity you have chosen to receive a death benefit when the sole or last surviving annuitant dies.


CASH VALUE


This is the total value of your contract adjusted by any market-value adjustment, minus any withdrawal charge(s) or administrative charge.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant upon the death of the annuitant. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we receive your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

The total value of the amounts in a contract allocated to the variable investment options and the interest-rate options as of a particular date.

DEATH BENEFIT


If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary will receive, at a minimum, the total invested purchase payments proportionately reduced for withdrawals. See "What is the Death Benefit?" on page 25.



DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)



An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, these are referred to as payout or annuity options.


INTEREST CELL



The segment of the interest-rate option that is established whenever you allocate or transfer money into an interest-rate option.


INTEREST-RATE OPTION

An investment option that offers a fixed-rate of interest for a one-year period (fixed-rate option) or a seven-year period (market-value adjustment option).


INVESTED PURCHASE PAYMENTS



Your total purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY


JOINT OWNER



The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.


PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA, 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, with some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The Separate Account is set apart from all of the general assets of Pruco Life.


STATEMENT OF ADDITIONAL INFORMATION



A document containing certain additional information about the SP Select variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.


TAX DEFERRAL

This is a way to increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

SUMMARY OF SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS SELECT VARIABLE ANNUITY?


This variable annuity contract, offered by Pruco Life, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options. There are also two interest-rate options which are available in most states, the fixed-rate option and the market-value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides a death benefit and guaranteed income options.


   The variable investment options are designed to offer the opportunity over the long term for a better return than the fixed interest-rate options. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.


   The interest-rate options offer an interest rate that is guaranteed. While your money is in the fixed-rate option or if your money remains in the market-value adjustment option for a full seven-year period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%. Payments allocated to the fixed-rate option become part of Pruco Life's general assets. Payments allocated to the market-value adjustment option are held as a separate pool of assets, but the income, gains or losses resulting from these assets are not credited or charged against the contracts. As a result, the strength of our guarantees under these interest-rate options are based on the overall financial strength of Pruco Life.


   You can invest your money in any or all of the variable investment options and the interest-rate options. You are allowed 12 transfers each contract year among the variable investment options, without a charge. There are certain restrictions on transfers involving the interest-rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of the payments you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you selected.


   Free Look. If you change your mind about owning Strategic Partners Select, you may cancel your contract within 10 days after receiving it (or whatever time period is required by applicable law).


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can generally invest your money in any of the variable investment options that invest in the mutual

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

funds described in the fund prospectuses provided with this prospectus:


The Prudential Series Fund, Inc.



   Jennison Portfolio (domestic equity)


   Prudential Equity Portfolio

   Prudential Global Portfolio


   Prudential Money Market Portfolio


   Prudential Stock Index Portfolio


   Prudential Value Portfolio (domestic equity)


   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio


   SP AIM Core Equity Portfolio


   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio


   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)


   SP MFS Mid-Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the mutual funds used by the variable investment options you choose. Performance information for the variable investment options is provided in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.


   You can also put your money into one or both of the interest-rate options.


SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?


If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary will receive at a minimum, the total invested purchase payments proportionately reduced by withdrawals.


SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS SELECT CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You can add $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS SELECT CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.

   Each year we deduct a $30 contract maintenance charge if your contract value is less than $50,000. For insurance and administrative costs, we also deduct an annual charge of 1.52% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the interest-rate investment options.

   There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will impose a required premium tax charge which can range up to 3.5%.

SUMMARY OF SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

   There are also charges associated with the mutual funds. These charges currently range from 0.39% to 1.30% per year of a fund's average daily assets.


   During the accumulation phase, if you withdraw money less than eight years after the contract date, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%.


SECTION 7
HOW CAN I ACCESS MY MONEY?


You may take money out at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. Each year, you may withdraw up to 10% of your total purchase payments without charge. Withdrawals greater than 10% of your purchase payments will be subject to a withdrawal charge. This charge decreases 1% each year. After the 7th year, there is no charge for a withdrawal. A market-value adjustment may also apply.


SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS SELECT CONTRACT?

Your earnings are not taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts (excluding Roth IRAs) are fully taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

SECTION 9
OTHER INFORMATION


This contract is issued by Pruco Life, a subsidiary of The Prudential Insurance Company of America and sold by registered representatives.

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS SELECT. THIS SUMMARY INCLUDES THE EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS BUT DOES NOT INCLUDE ANY PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

FOR MORE DETAILED INFORMATION:


More detailed information can be found on page 28 under the section called, "What Are The Expenses Associated With The Strategic Partners Select Variable Contract?" For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses which you will find at the back of this prospectus.


TRANSACTION EXPENSES
--------------------------------------------------------------------------------


WITHDRAWAL CHARGE (see Note 1 below)
--------------------------------------------------------------------------------


       During contract year 1              7%

       During contract year 2              6%

       During contract year 3              5%

       During contract year 4              4%

       During contract year 5              3%

       During contract year 6              2%

       During contract year 7              1%


MAXIMUM TRANSFER FEE (see Note 2 below)
---------------------------------------------------------------------------
         first 12 transfers per year                             $  0.00
         each transfer after 12                                  $ 25.00
MAXIMUM ANNUAL CONTRACT FEE (see Note 3 below)
---------------------------------------------------------------------------
                                                                 $ 30.00
ANNUAL ACCOUNT EXPENSES
---------------------------------------------------------------------------
         AS A PERCENTAGE OF THE AVERAGE ACCOUNT VALUE
         Mortality and Expense Risk:                                1.37%
         Administrative Fee:                                        0.15%
         Total:                                                     1.52%



NOTE 1: As of the beginning of the contract year, you may withdraw up to 10% of the total purchase payments plus any charge-free amount carried over from the previous contract year without charge. There is no withdrawal charge on any withdrawals made under the critical care option (see page 29) or on any amount used to provide income under the life annuity with 120 payments (10 years) certain option. (see page 23). Surrender charges are waived when a death benefit is paid.


NOTE 2: You will not be charged for transfers made in connection with dollar cost averaging and auto-rebalancing.

NOTE 3: There is no such charge on withdrawals if the value of your contract is $50,000 or more, or if the withdrawals are made under the critical care access option. This is a single fee that we assess (a) annually or (b) upon a full withdrawal made on a date other than a contract anniversary.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES:
-----------------------------------


These expenses are based on the
historical fund expenses for the
year ended December 31, 2001. Fund
expenses are not fixed or
guaranteed by the Strategic
Partners Select contract and may
vary from year to year.



THE PRUDENTIAL SERIES FUND, INC.:



(1) Each "SP" Portfolio has expense
reimbursements in effect, and the
table shows total expenses both
with and without these expense
reimbursements. These expense
reimbursements are voluntary and
may be terminated at any time.



(2) Each Asset Allocation Portfolio
of The Prudential Series Fund
invests in a combination of
underlying portfolios of The
Prudential Series Fund, Inc. The
Total Expenses and Total Expenses
After Expense Reimbursement for
each Asset Allocation Portfolio are
calculated as a blend of the fees
of the underlying portfolios, plus
a 0.05% advisory fee payable to the
investment adviser, Prudential
Investments LLC.



JANUS ASPEN SERIES GROWTH
PORTFOLIO --
SERVICE SHARES:



(3) Table reflects expenses for the
fiscal year ended December 31,
2001. All expenses are shown
without the effect of any offset
arrangement.



(4) Long-term shareholders may pay
more than the economic equivalent
of the maximum front-end sales
charges permitted by the National
Association of Securities Dealers,
Inc.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY


(ANNUAL MUTUAL FUND EXPENSES(AFTER REIMBURSEMENT, IF ANY):
------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES
                                                               INVESTMENT      OTHER                         AFTER EXPENSE
                                                              ADVISORY FEES   EXPENSES   TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND, INC.(1)
------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                       0.60%        0.04%         0.64%               0.64%
         Prudential Equity Portfolio                              0.45%        0.04%         0.49%               0.49%
         Prudential Global Portfolio                              0.75%        0.09%         0.84%               0.84%
         Prudential Money Market Portfolio                        0.40%        0.03%         0.43%               0.43%
         Prudential Stock Index Portfolio                         0.35%        0.04%         0.39%               0.39%
         Prudential Value Portfolio                               0.40%        0.04%         0.44%               0.44%
         SP Aggressive Growth Asset Allocation Portfolio(2)       0.84%        0.90%         1.74%               1.04%
         SP AIM Aggressive Growth Portfolio                       0.95%        2.50%         3.45%               1.07%
         SP AIM Core Equity Portfolio                             0.85%        1.70%         2.55%               1.00%
         SP Alliance Large Cap Growth Portfolio                   0.90%        0.67%         1.57%               1.10%
         SP Alliance Technology Portfolio                         1.15%        2.01%         3.16%               1.30%
         SP Balanced Asset Allocation Portfolio(2)                0.75%        0.52%         1.27%               0.92%
         SP Conservative Asset Allocation Portfolio(2)            0.71%        0.35%         1.06%               0.87%
         SP Davis Value Portfolio                                 0.75%        0.28%         1.03%               0.83%
         SP Deutsche International Equity Portfolio               0.90%        2.37%         3.27%               1.10%
         SP Growth Asset Allocation Portfolio(2)                  0.80%        0.66%         1.46%               0.97%
         SP INVESCO Small Company Growth Portfolio                0.95%        1.89%         2.84%               1.15%
         SP Jennison International Growth Portfolio               0.85%        1.01%         1.86%               1.24%
         SP Large Cap Value Portfolio                             0.80%        1.18%         1.98%               0.90%
         SP MFS Capital Opportunities Portfolio                   0.75%        2.29%         3.04%               1.00%
         SP MFS Mid-Cap Growth Portfolio                          0.80%        1.31%         2.11%               1.00%
         SP PIMCO High Yield Portfolio                            0.60%        0.48%         1.08%               0.82%
         SP PIMCO Total Return Portfolio                          0.60%        0.22%         0.82%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio             0.60%        0.81%         1.41%               0.90%
         SP Small/Mid Cap Value Portfolio                         0.90%        0.66%         1.56%               1.05%
         SP Strategic Partners Focused Growth Portfolio           0.90%        1.71%         2.61%               1.01%



                                                              INVESTMENT      12b-1        OTHER
                                                              ADVISORY FEES    FEE       EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(3,4)
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                         0.65%        0.25%         0.01%               0.91%



* Reflects the effect of management fee waivers and reimbursement of expenses, if any. See notes on previous page.



The "Expenses Examples" on the following pages were calculated using "Total Expenses After Expense Reimbursements" column in the above table. The examples assume that expense waivers and reimbursements will be the same for each of the periods shown.

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

Expense Examples
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS SELECT. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS SELECT WITH OTHER VARIABLE ANNUITY CONTRACTS.

Example 1: If You Withdraw Your Assets


Example 1 assumes that:



-you invest $10,000 in Strategic Partners Select;



-you allocate all of your assets to one of the variable investment options;



-you withdraw all your assets at the end of the time period indicated;



-your investment has a 5% return each year; and



-the mutual fund's operating expenses remain the same each year.



Your actual costs may be higher or lower.


Example 2: If You Do Not Withdraw Your Assets


Example 2 assumes that:



-you invest $10,000 in Strategic Partners Select;



-you allocate all of your assets to one of the variable investment options



-you DO NOT WITHDRAW any of your assets at the end of the time period indicated;



-your investment has a 5% return each year; and



-the mutual fund's operating expenses remain the same each year.



Your actual costs may be higher or lower.


On the following page are examples of what your costs would be using these assumptions.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES:
-----------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The charges shown in the 10 year column are the same for Example 1 and Example
2. This is because after 10 years, the withdrawal charges are no longer deducted by us when you make a withdrawal or when you begin the income phase of your contract.

If your contract value is less than $50,000, on your contract anniversary (and upon a surrender), we deduct a $30 fee. The examples use an average number as the amount of the annual contract fee which we calculated based on our estimate of the total contract fees we expect to collect in the initial year of this contract. Based on these estimates, the annual contract fee is included as an annual charge of 0.05% of contract value.

Your actual fees will vary based on the amount of your contract and your specific allocation(s). Charges for premium taxes are not reflected in these examples. Premium taxes may apply depending on the state where you live.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY


EXPENSE EXAMPLES 1 AND 2
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 1:                        EXAMPLE 2:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $854   $1,141   $1,455   $2,544   $224     $691    $1,185    $2,544
         Prudential Equity Portfolio                   $839   $1,096   $1,378   $2,390   $209     $646    $1,108    $2,390
         Prudential Global Portfolio                   $874   $1,201   $1,555   $2,746   $244     $751    $1,285    $2,746
         Prudential Money Market Portfolio             $833   $1,077   $1,348   $2,327   $203     $627    $1,078    $2,327
         Prudential Stock Index Portfolio              $829   $1,065   $1,327   $2,285   $199     $615    $1,057    $2,285
         Prudential Value Portfolio                    $834   $1,080   $1,353   $2,338   $204     $630    $1,083    $2,338
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $894   $1,261   $1,655   $2,944   $264     $811    $1,385    $2,944
         SP AIM Aggressive Growth Portfolio            $897   $1,270   $1,670   $2,973   $267     $820    $1,400    $2,973
         SP AIM Core Equity Portfolio                  $890   $1,249   $1,635   $2,905   $260     $799    $1,365    $2,905
         SP Alliance Large Cap Growth Portfolio        $900   $1,279   $1,685   $3,003   $270     $829    $1,415    $3,003
         SP Alliance Technology Portfolio              $920   $1,339   $1,783   $3,195   $290     $889    $1,513    $3,195
         SP Balanced Asset Allocation Portfolio        $882   $1,226   $1,596   $2,826   $252     $776    $1,326    $2,826
         SP Conservative Asset Allocation Portfolio    $877   $1,211   $1,571   $2,776   $247     $761    $1,301    $2,776
         SP Davis Value Portfolio                      $873   $1,198   $1,550   $2,736   $243     $748    $1,280    $2,736
         SP Deutsche International Equity Portfolio    $900   $1,279   $1,685   $3,003   $270     $829    $1,415    $3,003
         SP Growth Asset Allocation Portfolio          $887   $1,241   $1,620   $2,875   $257     $791    $1,350    $2,875
         SP INVESCO Small Company Growth Portfolio     $905   $1,294   $1,710   $3,051   $275     $844    $1,440    $3,051
         SP Jennison International Growth Portfolio    $914   $1,321   $1,754   $3,138   $284     $871    $1,484    $3,138
         SP Large Cap Value Portfolio                  $880   $1,220   $1,586   $2,806   $250     $770    $1,316    $2,806
         SP MFS Capital Opportunities Portfolio        $890   $1,249   $1,635   $2,905   $260     $799    $1,365    $2,905
         SP MFS Mid-Cap Growth Portfolio               $890   $1,249   $1,635   $2,905   $260     $799    $1,365    $2,905
         SP PIMCO High Yield Portfolio                 $872   $1,195   $1,545   $2,726   $242     $745    $1,275    $2,726
         SP PIMCO Total Return Portfolio               $866   $1,177   $1,515   $2,666   $236     $727    $1,245    $2,666
         SP Prudential U.S. Emerging Growth Portfolio  $880   $1,220   $1,586   $2,806   $250     $770    $1,316    $2,806
         SP Small/Mid Cap Value Portfolio              $895   $1,264   $1,660   $2,954   $265     $814    $1,390    $2,954
         SP Strategic Partners Focused Growth
           Portfolio                                   $891   $1,252   $1,640   $2,915   $261     $802    $1,370    $2,915

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $881   $1,223   $1,591   $2,816   $251     $773    $1,321    $2,816


These examples do not show past or future expenses. Actual expenses for a particular year may be more or less than shown in the examples.

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                                                                              15

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 16

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS SELECT PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS SELECT VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS SELECT VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, THE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the first contract anniversary. (Maryland residents must wait until the end of the seventh contract year.) Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

   Strategic Partners Select is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options as well as 2 guaranteed interest-rate options. (If you live in Maryland, Oregon or Washington, the market value adjustment option is not available to you.) If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund associated with that variable investment option. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, Strategic Partners Select also offers two guaranteed interest-rate options: a fixed-rate option and a market-value adjustment option. The fixed-rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3.0% per year. The market-value adjustment option guarantees a stated interest rate, generally higher than the fixed-rate option. However, in order to get the full benefit of the stated interest rate, assets in this option must be held for a seven-year period. (The market-value adjustment option is not available to residents of Maryland, Oregon or Washington.)


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant(s) is the person upon whose death during the accumulation phase, the death benefit is payable. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine the amount of these payments and often how long the payments will continue. On and after the annuity date, the annuitant may not be changed.



   The beneficiary is the person(s) or entity designated to receive any death benefit if the annuitant(s) dies during the accumulation phase. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it. If the annuitant and owner are not the same and the owner dies during the accumulation phase, the subsequent owner (typically the owner's estate unless a joint or contingent owner is named) receives the contract benefit, subject to tax requirements concerning distributions. See "What are the Tax Considerations Associated with the Strategic Partners Select Contract?" section beginning on page 31.


SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"


If you change your mind about owning Strategic Partners Select, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:



-  Your full purchase payment; or



- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS, AS WELL AS TWO GUARANTEED INTEREST-RATE OPTIONS.

The 27 variable investment options invest in mutual funds managed by leading investment advisors. Each of these mutual funds has a separate prospectus that is provided with this prospectus. You should read the mutual fund prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a different investment objective.


THE PRUDENTIAL SERIES FUND, INC.



-  Jennison Portfolio (domestic equity)


-  Prudential Equity Portfolio

-  Prudential Global Portfolio


-  Prudential Money Market Portfolio


-  Prudential Stock Index Portfolio


-  Prudential Value Portfolio (domestic equity)


-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio


-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)


-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio


-  SP MFS Capital Opportunities Portfolio (domestic and foreign equity)


-  SP MFS Mid-Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio


The Prudential Equity Portfolio, Prudential Global Portfolio, Jennison Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio and each "SP" Portfolio of The Prudential Series Fund, Inc., are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-manager approach.


    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Prudential Global Portfolio, Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC


    Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.


    Prudential Value Portfolio: Deutsche Asset Management Inc., Jennison Associates LLC and Victory Capital Management.

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Growth and Income
    Portfolio: AIM Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Inc., a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

    SP MFS Capital Opportunities Portfolio and SP MFS Mid-Cap Growth
    Portfolio: Massachusetts Financial Services Company

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company LLC


Janus Aspen Series

-  Growth Portfolio--Service Shares


Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.



   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.



INTEREST-RATE OPTIONS



We offer two interest-rate options: a one-year fixed-rate option and a market-value adjustment option (not available in Maryland, Oregon or Washington). We set a one year guaranteed annual interest rate for the one-year fixed-rate option. For the market-value adjustment option, we set a seven-year guaranteed interest rate.



   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. An interest cell with a new interest rate period is established every time you allocate or transfer money into a fixed interest-rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate set will never be less than 3.0%.



   Payments that you apply to the fixed-rate option become part of Pruco Life's general assets. Payments that you apply to the market-value adjustment option are held as a separate pool of assets, but the income, gains or losses resulting from these assets are not credited or charged against the contracts. As a result, the strength of the interest-rate option guarantees is based on the overall financial strength of Pruco Life. If Pruco Life suffered a material financial set back, the ability of Pruco Life to meet its financial obligations could be affected.


MARKET-VALUE ADJUSTMENT

If you transfer or withdraw assets or annuitize from the market-value adjustment option before an interest rate period is over, the assets will be subject to a market-value adjustment. The market-value adjustment may increase or decrease the amount being withdrawn or transferred and may be substantial. The adjustment, whether up or down will never be greater than 40%. The amount of the market-value adjustment is based on the difference between the:

1) Guaranteed interest rate for the amount you are withdrawing or transferring; and

2) Interest rate that is in effect on the date of the withdrawal or transfer.


   The amount of time left in the interest rate period is also a factor. You will find a detailed description of how the market-value adjustment is calculated on page 40 of this prospectus. (For contracts issued in Pennsylvania, the description is on page 42.)


TRANSFERS AMONG OPTIONS


You can transfer money among the variable investment options and the interest-rate options. Your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. Only two transfers per month may be made by telephone or electronically. After that, all transfer requests must be in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. We require any transfer request that you submit by fax to be accompanied by a confirming telephone call to the Prudential Annuity Service Center. Your transfer request will take effect at the end of the business day on which it was received. Our business day usually closes at 4:00 p.m. Eastern time.



   YOU CAN MAKE TRANSFERS OUT OF AN INTEREST-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING THE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

END OF AN INTEREST RATE PERIOD. IF YOU TRANSFER MONEY FROM A MARKET-VALUE ADJUSTMENT OPTION AFTER THE 30-DAY PERIOD HAS ENDED, THE MONEY WILL BE SUBJECT TO A MARKET-VALUE ADJUSTMENT.

   During the contract accumulation phase, you can make 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you will be charged $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING FEATURE


The dollar cost averaging (DCA) feature allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option or the one-year fixed-rate option and into any variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Of course, there is no guarantee that dollar cost averaging will ensure a profit or protect against a loss in declining markets.


   Transfers must be at least $100 from your DCA account. After that, transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. If your DCA account balance drops below $100, the entire remaining balance of the account will be transferred on the next transfer date. You can allocate subsequent purchase payments to re-open the DCA account at any time.

   Your transfers will be made on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any transfers you make because of dollar cost averaging are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding on the allocation of your money. If you choose to participate in the Asset Allocation Program, your financial professional will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. The interest-rate options and the DCA account cannot participate in this feature.


   Your rebalancing will be done monthly, quarterly, semiannually or annually based on your choice. The rebalancing will be done on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation.

SUBSTITUTION


We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

We can begin making annuity payments any time after the first contract anniversary. (Maryland residents must wait until after the seventh anniversary.) Annuity payments must begin no later than the annuitant's 90th birthday.


   We make the income plans described below available at any time before the annuity date. These plans are called annuity options. During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Interest Payment Option (Option 3, described below) will automatically be selected. However, if your contract is held as an IRA and an annuity option is not selected by the annuity date or prior to the annuitant's 90th birthday, a lump sum payment of the contract value will be made to you on the annuitant's 90th birthday. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.



   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about Withdrawal Charges, see "What are the Expenses Associated with Strategic Partners Select Contract?" page 28.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD


Under this option, we will make equal payments for the period chosen, up to 25 years. The annuity payments may be made monthly, quarterly, semiannually, or annually for as long as the annuitant is alive. If the annuitant dies during the income phase, a lump sum payment will be made to the beneficiary. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate used will always be at least 3.0% a year. For payment periods of 10 years or more, we will waive any withdrawal charge that otherwise would have been applied.


OPTION 2
LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN


Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum unless we were specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3.0% a year.


OPTION 3
INTEREST PAYMENT OPTION


Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3.0% a year. This option is not available if your contract is held in an Individual Retirement Account. Under this option, all gain in the annuity will be taxable as of the annuity date. Under this option, you can withdraw part or all of the Contract Value that we are holding at any time.

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        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

OPTION 4
OTHER ANNUITY OPTIONS


We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.



TAX CONSIDERATIONS



If your contract is held under a tax-favored plan, as discussed on page 33, you would consider the minimum distribution requirements mentioned on page 36 when selecting your annuity option.



   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies.

CALCULATION OF THE DEATH BENEFIT


If the annuitant (or the last surviving annuitant, if there are co-annuitants) dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation, pay a death benefit to the beneficiary designated by the contract owner. We require proof of death to be submitted promptly.



   If the annuitant (older co-annuitant) is under age 80 on the contract date and prior to his or her 80th birthday, the annuitant (last surviving annuitant) dies, the beneficiary will receive the greater of the following (as of the time we receive appropriate proof of death):


-  Current value of your contract; or

- Guaranteed Minimum Death Benefit--The Guaranteed Minimum Death Benefit is the greater of:


1) The step-up value which equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals; or



2) The "roll-up value" which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.



On or after the annuitant's (older co-annuitant's) 80th birthday, if the annuitant (last surviving annuitant) dies, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the Guaranteed Minimum Death Benefit as of age 80, increased by additional invested purchase payments, and reduced proportionally by withdrawals. For this purpose, an annuitant is deemed to reach age 80 on the contract anniversary on or following the annuitant's actual 80th birthday.



   If the annuitant (older co-annuitant) is age 80 or older on the contract date, upon the annuitant's (last surviving annuitant's) death, the beneficiary will receive as of the date that due proof of death is received, the greater of:
1) current contract value as of the date that due proof of death is received; and 2) the total invested purchase payments reduced proportionally by withdrawals.


   Here is an example of a proportional reduction:

   If an owner withdrew 50% of a contract valued at $100,000 and if the step-up value was $80,000, the new step-up value following the withdrawal would be $40,000 or 50% of what it had been prior to the withdrawal.


   This death benefit is payable only in the event of the death of the sole or last surviving annuitant and will not be paid upon the death of an owner who is not the annuitant.


   Certain terms of this death benefit are limited in Oregon.


DEATH OF OWNER OR JOINT OWNER



If the owner and the annuitant are not the same person and the owner dies during the accumulation phase, the subsequent owner generally receives the contract value subject to tax requirements concerning distributions.



   If the contract has an owner and joint owner who are spouses at the time of the owner's or joint owner's death during the accumulation phase, the contract will continue and the surviving spouse will become the sole owner of the contract, entitled to any rights and privileges granted by us under the contract. However, the surviving spouse may, within 60 days of providing proof of death take the contract value under one of the payout options listed below.



   If the contract has an owner and joint owner who are not spouses at the time of the owner's or joint

        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


owner's death during the accumulation phase, the surviving owner will be required to take the contract value under one of the payout options listed below.



   The payout options are:



   Choice 1.Lump sum.



   Choice 2.Payment of the entire contract within 5 years of the date of death.



   Choice 3.Payment under an annuity or settlement option over the lifetime of the survivor or over a period not extending beyond the life expectancy of the surviving owner with distribution beginning within one year of the date of death.



   This contract is subject to special tax rules that govern the required distributions upon the death of the owner or joint owner. See "What are the Tax Considerations Associated with the Strategic Partners Select Contract?" section beginning on page 31.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        SELECT CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. You can make additional purchase payments of at least $500 or more at any time during the accumulation phase. You must get our prior approval for any purchase payments over $5 million.

ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment among the variable investment options and the interest-rate options based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 0% to 100%. If, after the initial invested purchase payment, we receive a purchase payment without allocation instructions, we will allocate the corresponding invested purchase payment in the same proportion as your most recent purchase payment (unless you directed us to allocate that purchase payment on a one-time-only basis). You may submit an allocation change request at any time. Contact the Prudential Annuity Service Center for details.



   We generally will credit the initial purchase payment to your contract within two business days from the day on which the payment is received at the Prudential Annuity Service Center, if we receive the application in good order. If the initial purchase payment and application are not received in good order, we will take up to five business days to try to complete the application. If the application cannot be completed within that five business day period, we will return your payment to you (unless you consent to our retention of it). We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.


CALCULATING CONTRACT VALUE


The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.


   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) Adding up the total amount of money allocated to a specific investment option;

2) Subtracting from that amount insurance charges and any other applicable charges; and

3) Dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units relating to the variable investment options you have chosen. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.


   We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed-rate option or to the market-value adjustment option if held for the full seven year period.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

PARTNERS SELECT CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

INSURANCE CHARGES

Each day, we make a deduction for insurance charges. The insurance charges have two parts:

1) Mortality and expense risk charge

2) Administrative expense charge

1) MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.


   The mortality and expense risk charge is equal, on an annual basis, to 1.37% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the interest-rate options.


   If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2) ADMINISTRATIVE EXPENSE CHARGE


This charge is for the expenses associated with the administration of the contract. The administration of the contract includes preparing and issuing the contract, establishing and maintaining contract records, issuing confirmations and annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.



   This charge is equal, on an annual basis, to 0.15% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the interest-rate options.


ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $50,000, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $50,000.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. When you make a withdrawal, money will be taken first from your purchase payments for purposes of determining withdrawal charges. When your purchase payments have been used up, then we will take the money from your earnings. You will not have to pay any withdrawal charge when you withdraw your earnings.

   The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. If the contract is sold under circumstances that reduce the sales expenses, we may reduce or eliminate the withdrawal charge. For example, a large group of individuals purchasing contracts or an individual who already has a relationship with the company may receive such a reduction.


   You can withdraw up to 10% of your total purchase payments each contract year without paying a withdrawal charge. This amount is referred to as the "charge-free amount." If any of the charge-free amount is not used during a contract year, it will be carried over to the next contract year. During the first seven contract years, if your withdrawal of purchase payments is more than the charge-free amount, a withdrawal charge will be applied proportionately to all

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


of the variable investment options as well as the interest-rate options. This charge is based on your contract date.


   The withdrawal charge is the percentage, shown below, of the amount withdrawn.


PERCENTAGE OF APPLICABLE WITHDRAWAL CHARGES
------------------------------------------------------------


During contract year 1              7%
During contract year 2              6%
During contract year 3              5%
During contract year 4              4%
During contract year 5              3%
During contract year 6              2%
During contract year 7              1%
After that                          0%


   Note: As of the beginning of the contract year, you may withdraw up to 10% of the total purchase payments plus any charge-free amount carried over from the previous contract year without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access Option or on any amount used to provide income under the Life Annuity with 120 payments (10 years) Certain Option or for a fixed period of 10 years or more. Surrender charges are waived when a death benefit is paid. There will be a reduction in the withdrawal charge for contracts issued to contractowners whose age at issue is 84 and older.

   If you surrender your contract, and later change your mind, we currently allow you to reinstate your contract during a limited period of time after the surrender. For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements allow us to offer this administrative option.



WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE



We will allow you to withdraw money from the contract and waive any withdrawal charges, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This option is not available to the contractowner if he or she is not the annuitant.


TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. The transfer fee is deducted before the market-value adjustment, if any, is calculated.

COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We are not currently charging the Separate Account for taxes. We will periodically review the issue of charging the Separate Account for these taxes, and may impose such a charge in the future.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

-  ELECTING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

YOU CAN MAKE WITHDRAWALS ONLY DURING THE ACCUMULATION PHASE

When you make a complete withdrawal, you will receive the value of your contract on the day you made the withdrawal, less any applicable charges. We will calculate the value of your contract, and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the affected investment options and interest-rate options you have selected. You will need our consent to make a partial withdrawal if the requested withdrawal is less than $250.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, and apply a market-value adjustment, if any, from the assets in your contract.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


AUTOMATED WITHDRAWALS

We offer an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

   You can make withdrawals from any designated investment option or proportionally from all investment options. Market-value adjustments may apply. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $100.


   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.


SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the interest-rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

PARTNERS SELECT CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Select contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. A qualified tax adviser should be consulted for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


   Although, we believe that the basic death benefit and the GMDB features are an investment protection feature that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the basic death benefit and GMDB features should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.


TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawal from a contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10 percent tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS SELECT CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

   If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after you reach age
59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

All the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate.

   Generally, the same tax rules apply to amounts received by your beneficiary as those set forth above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.


REPORTING AND WITHHOLDING ON DISTRIBUTIONS



Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.



   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country.



   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.


ANNUITY QUALIFICATION


   DIVERSIFICATION AND INVESTOR CONTROL -- In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.



   REQUIRED DISTRIBUTIONS UPON YOUR DEATH -- Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die on or before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.


   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.


   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.


   CHANGES IN THE CONTRACT -- We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.


ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.


- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.


CONTRACTS HELD BY TAX FAVORED PLANS


Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). At some future time we may allow the contract to be purchased in connection with other retirement arrangements which are also entitled to favorable federal income tax treatment ("tax favored plans"). These other tax favored plans include:


-  Simplified employee pension plans ("SEPs") under Section 408(k) of the Code;

- Saving incentive match plans for employees-IRAs ("SIMPLE-IRAs") under Section 408(p) of the Code; and

-  Tax-deferred annuities ("TDAs") under Section 403(b) of the Code.

   This description assumes that (i) we will be offering this to both IRA and non-IRA tax favored plans, and (ii) you have satisfied the requirements for eligibility for these products.


   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS OF WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.


TYPES OF TAX FAVORED PLANS


   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 44 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).



   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law that you may make to an IRA. For 2002 to 2004, the contribution limit is $3,000; increasing for 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the
contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.


   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   SEPs SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:


- If you participate in a SEP, you generally do not include into income any employer contributions made to the SEP on your behalf up to the lesser of (a) $40,000 in 2002 or (b) 25% of the employee's earned income (not including the employer contribution amount as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2002, this limit is $200,000.


- SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and


- Some SEPs for small employers permit salary deferrals up to $11,000 in 2002 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation.


   You will also be provided the same information, and have the same "free look" period, as you would have if you were purchasing the contract for a standard IRA.

   SIMPLE-IRAs SIMPLE-IRAs are another variation on the standard IRA, available to small employers (under 100 employees, on a "controlled group" basis) that do

 34
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

not offer other tax favored plans. SIMPLE-IRAs are also subject to the same basic IRA requirements with the following exceptions:


- Participants in a SIMPLE-IRA may contribute up to $7,000 in 2002, as opposed to the usual IRA contribution limit, and employer contributions may also be provided as a match (up to 3% of your compensation); and



- Beginning in 2002, individuals age 50 or above by the end of the year will be permitted to contribute an additional $500 in 2002, increasing in $500 increments per year until reaching $2,500 in 2006. Thereafter the amount is indexed for inflation.


-  SIMPLE-IRAs are not subject to the SEP nondiscrimination rules.

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-deferred, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, the annual contribution allowed by law less any contributions to a traditional IRA. The annual contribution allowed by law for Roth IRAs increases in the same manner as the increases for traditional IRAs as described on page 33), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.



   TDAs You may own TDAs generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization. You may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $11,000 in 2002. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. Beginning in 2002, TDA amounts may also be rolled over to a qualified retirement plan, a SEP and a 457 government plan.


   A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

-  Your attainment of age 59 1/2;

-  Your severance of employment;

-  Your death;

-  Your total and permanent disability; OR

- Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

the calendar year you turn age 70 1/2 or retire, whichever is later.

   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.


   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.


PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING


Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above) SEP, 457 government plan, or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:


- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and


-  For all other distributions, we will withhold at a 10% rate.


   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract

 36
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Strategic Partners Select Contract" starting on page 28.



   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 38.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.


SPOUSAL CONSENT RULES FOR RETIREMENT PLANS--QUALIFIED CONTRACTS



If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.



   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.



   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.



   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.


ADDITIONAL INFORMATION


For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on page 44.


                                                                              37
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.



   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. The most recent Audited Consolidated Statements of Financial Position and Management Discussion of Pruco Life Insurance Company and Subsidiaries are contained in the SAI. This information, together with all the more current reports filed with the SEC as required by sections 13 and 15 of the Securities Exchange Act of 1934, is legally a part of this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by calling us at the number listed on the cover.


THE SEPARATE ACCOUNT


We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. We pay the broker-dealer whose registered representatives sell the contract either:


-  a commission of up to 7% of your Purchase Payments; or


- a combination of a commission on Purchase Payments and a "trail" commission -- which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your contract.


The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.


   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and


 38
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.


ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

FINANCIAL STATEMENTS

The financial statements of the Separate Account are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information

-  Further Information about the Death Benefit

-  Federal Tax Status

-  Financial Information

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                              39
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA


With respect to residents of states, other than Pennsylvania, in which Strategic Partners Select is being offered. With respect to contracts issued in Pennsylvania, see page 42.


THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interest rate that Pruco Life declares for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

   not to exceed +0.40 or be less than -0.40; where,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period.
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interest-rate, expressed as a decimal,
          that Pruco Life declares for a duration
          equal to the number of whole years
          remaining in the present interest-rate
          period, plus 1 year as of the date the
          request for a withdrawal or transaction is
          received.
-----------------------------------------------------

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

The steps below explain how a market-value adjustment is calculated.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Determine the interest rate Pruco Life declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 5: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

   Depending upon when the withdrawal request is made, a withdrawal charge may apply.

   The following example will illustrate the application of a market-value adjustment and the determination of the withdrawal charge:

Suppose a contractowner made two invested purchase payments, the first in the amount of $10,000 on December 1, 1995, all of which was allocated to the Equity Subaccount, and the second in the amount of $5,000 on October 1, 1997, all of which was allocated to the MVA Option with a guaranteed interest rate of 8% (0.08) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2000 (the contract owner does not provide any withdrawal instructions). On that date the amount in the Equity Subaccount is equal to $12,000 and the amount in the interest cell with a maturity date of September 30, 2004 is $5,985.23, so

 40
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

that the contract fund on that date is equal to $17,985.23.

   On February 1, 2000, the interest rates declared by Pruco Life for the duration of 5 years (4 whole years remaining until September 30, 2004, plus 1 year) is 11%.

The following computations would be made:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT   FREE
   -------------------------
   12/1/95  $10,000   $1,000
   12/1/96            $2,000
   10/1/97  $5,000    $2,500
   12/1/97            $4,000
   12/1/98            $5,500
   12/1/99            $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  requested withdrawal amount
    -$7,000.00  charge-free
    --------------------------------------------
     $1,500.00  additional amount needed to
                complete withdrawal

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 grossed-up amount

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  grossed-up amount
    X      .03  withdrawal charge rate
    --------------------------------------------
        $46.39  withdrawal charge


4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interest-rate that would be offered for an interest cell with a duration of the remaining whole years plus 1), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  negative MVA
     $5,985.23  unadjusted value
    --------------------------------------------
     $5,162.26  adjusted value
    $12,000.00  equity value
    --------------------------------------------
    $17,162.26  adjusted contract fund


5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    Equity
    ($12,000/$17,162.26) X $8,546.39   =  $5,975.71
    ------------------------------------------------
    7-Yr MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE ADJUSTMENT FORMULA WITH RESPECT TO CONTRACTS ISSUED IN PENNSYLVANIA ONLY

THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interpolated value of the interest rates that Pruco Life declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining in the existing interest rate period.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)


   not to exceed +0.40 or be less than -0.40; where,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period.
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interpolated value of the interest
          rates, expressed as a decimal, that Pruco
          Life declares for the number of whole years
          remaining and the duration 1 year longer
          than the number of whole years remaining as
          of the date the request for a withdrawal or
          transfer is received or m/365 x (n+1) year
          rate + (365-m)/365 x n year rate, where "n"
          equals years and "m" equals days remaining
          in year "n" of the existing interest rate
          period.
-----------------------------------------------------


The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

The steps below explain how a market-value adjustment is calculated.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Interpolate the interest rates Pruco Life declares on the date the request for withdrawal or transfer is received for the duration of years equal to the whole number of years determined in Step 1, plus the whole number of years plus 1 additional year.

STEP 3: Subtract this interpolated interest rate from the guaranteed interest rate. The result could be negative.

STEP 4: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 5: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 6: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

   Depending upon when the withdrawal request is made, a withdrawal charge may apply.

   The following example will illustrate the application of a market-value adjustment and the determination of the withdrawal charge:

Suppose a contractowner made two invested purchase payments, the first in the amount of $10,000 on December 1, 1995, all of which was allocated to the Equity Subaccount, and the second in the amount of $5,000 on October 1, 1997, all of which was allocated to the MVA option with a guaranteed interest rate of 8% (0.08) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2000 (the contract owner does not provide any withdrawal instructions). On that date the amount in the Equity Subaccount is equal to $12,000 and the amount in the interest cell with a maturity date of September 30, 2004 is $5,985.23, so

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

that the contract fund on that date is equal to $17,985.23.

   On February 1, 2000, the interest rates declared by Pruco Life for the duration's 4 and 5 years (4 whole years remaining until September 30, 2004, plus 1 year) are 10.8% and 11.4%, respectively.

The following computations would be made:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT   FREE
   -------------------------
   12/1/95  $10,000   $1,000
   12/1/96            $2,000
   10/1/97  $5,000    $2,500
   12/1/97            $4,000
   12/1/98            $5,500
   12/1/99            $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  requested withdrawal amount
    -$7,000.00  charge-free
    --------------------------------------------
     $1,500.00  additional amount needed to
                complete withdrawal

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 grossed-up amount

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  grossed-up amount
    X      .03  withdrawal charge rate
    --------------------------------------------
        $46.39  withdrawal charge

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interpolated value for the interest rates that would be offered for interest cells with durations of whole years remaining and whole year plus 1 remaining in the existing interest rate period), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  negative MVA
     $5,985.23  unadjusted value
    --------------------------------------------
     $5,162.26  adjusted value
    $12,000.00  equity value
    --------------------------------------------
    $17,162.26  adjusted contract fund

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    Equity
    ($12,000/$17,162.26) X $8,546.39   =  $5,975.71
    ------------------------------------------------
    7-Yr MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000 -- $44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.



   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $11,000 in 2002 with a permitted catch-up contribution of $1,000 for individuals age 50 and above. Contribution and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.



   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.



   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000 in 2002. An employee who is a participant in a SEP

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See PREMATURE DISTRIBUTIONS below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Beginning in 2002, the rollover options increase. Funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


government plan even if additional contributions have been made to the account.


DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary.) The calculation method is revised under the IRS proposed regulation for distributions beginning in 2002 and are optional for distributions in 2001). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS


If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31 of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun and no designated beneficiary is identified by December 31 of the year following the year of death, the entire amount must be distributed

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.


ROTH IRAS


Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.


   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.


   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.



   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.


REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

         APPENDIX
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------



ACCUMULATION UNIT VALUES:  AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99429                      $0.86910                         8,717,408
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99996                      $0.83930                         1,866,907

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00008                      $1.01177                        13,343,454

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99726                      $0.90422                         7,466,612
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99880                      $0.87039                           888,327

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99724                      $0.87438                           808,820

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99083                      $0.84034                         1,681,815

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99509                      $0.88165                         3,051,950

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.98559                      $0.81232                           656,964

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99891                      $0.94878                        13,046,073

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99796                      $0.98385                         8,874,996

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99791                      $0.91944                        10,293,226

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00228                      $0.84670                         2,495,330

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99886                      $0.90902                         5,263,885

                                                                  THIS CHART CONTINUES ON THE NEXT PAGE


--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):  AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99726                      $0.92608                         1,290,543

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00272                      $0.74738                         2,151,275

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99702                      $0.92319                         5,170,387

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99530                      $0.80999                           978,680

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99348                      $0.81479                         2,095,863

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99996                      $1.01328                         6,416,368

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99996                      $1.04036                        18,964,185

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99484                      $0.87347                         3,829,252

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00084                      $1.00204                         5,541,640

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99482                      $0.85645                           861,855

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99357                      $0.78312                         2,205,333


* COMMENCEMENT OF BUSINESS

 50
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PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

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

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2002


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


     The Strategic Partners Select(SM) annuity contract* (the "contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $500 or more.



     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Select Annuity prospectus, dated May 1, 2002. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or by telephoning (888) PRU-2888.


                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
COMPANY.....................................................    2
DIRECTORS AND OFFICERS......................................    2
EXPERTS.....................................................    2
LITIGATION..................................................    2
LEGAL OPINIONS..............................................    3
PRINCIPAL UNDERWRITER.......................................    3
DETERMINATION OF ACCUMULATION UNIT VALUES...................    3
PERFORMANCE INFORMATION.....................................    4
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........    8
FEDERAL TAX STATUS..........................................    9
FINANCIAL STATEMENTS........................................   11
SEPARATE ACCOUNT FINANCIAL INFORMATION......................   A1
COMPANY FINANCIAL INFORMATION...............................   B1
FURTHER INFORMATION ABOUT PRUCO LIFE........................   C1


         PRUCO LIFE INSURANCE COMPANY                  PRUDENTIAL ANNUITY SERVICE CENTER
             213 WASHINGTON STREET                               P.O. BOX 7960
         NEWARK, NEW JERSEY 07102-2992                 PHILADELPHIA, PENNSYLVANIA 19101
                                                           TELEPHONE: (888) PRU-2888

---------------
* STRATEGIC PARTNERS SELECT ANNUITY is a service mark of Prudential.

ORD01009B

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


     Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.



                                    EXPERTS



     The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2001 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                                   LITIGATION


     We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.



     Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.



     As of December 31, 2001 Prudential and/or Pruco Life remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.



     Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

     Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.


                                 LEGAL OPINIONS

     Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contracts.

                             PRINCIPAL UNDERWRITER


     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.



     During 2001, $8,266,322.00 was paid to PIMS for its services as principal underwriter. During 2001, PIMS retained none of those commissions.


     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS SELECT ANNUITY CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                P(1 + T)n = ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.


     The tables below provide performance information for specified periods ending December 31, 2001 for each Subaccount that invests in a Fund that had a performance history as of December 31, 2001. The Account commenced operations on May 7, 2001. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include all of the fees under the Contract (i.e., the mortality and expense risk charge and the administrative fee). This information does not indicate or represent future performance.


    The following three tables assume a daily insurance and administrative charge equal to 1.52% on an annual basis.

    Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 1
                  NON STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                                                                               FIVE         TEN        FROM DATE
                                                                ONE YEAR      YEARS        YEARS      ESTABLISHED
                     FUND                           DATE         ENDED        ENDED        ENDED        THROUGH
                   PORTFOLIO                     ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                   ---------                     -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                  05/95       -24.35%        9.88%         N/A         12.94%
Prudential Equity Portfolio                         06/83       -17.39%        5.27%       10.36%        11.17%
Prudential Global Portfolio                         09/88       -23.73%        4.33%        7.71%         7.12%
Prudential Stock Index Portfolio                    09/87       -18.25%        8.65%       10.88%        14.12%
Prudential Value Portfolio                          02/88        -8.42%        9.34%       11.40%        11.79%
SP Aggressive Growth Asset Allocation Portfolio     09/00       -24.89%         N/A          N/A        -20.23%
SP AIM Aggressive Growth Portfolio                  09/00       -30.55%         N/A          N/A        -29.95%
SP AIM Growth and Income Portfolio                  09/00       -28.72%         N/A          N/A        -29.92%
SP Alliance Large Cap Growth Portfolio              09/00       -20.63%         N/A          N/A        -23.00%
SP Alliance Technology Portfolio                    09/00       -31.07%         N/A          N/A        -36.60%
SP Balanced Asset Allocation Portfolio              09/00       -13.25%         N/A          N/A         -7.31%
SP Conservative Asset Allocation Portfolio          09/00        -6.63%         N/A          N/A         -1.12%
SP Davis Value Portfolio                            09/00       -16.69%         N/A          N/A         -8.57%
SP Deutsche International Equity Portfolio          09/00       -28.11%         N/A          N/A        -22.42%
SP Growth Asset Allocation Portfolio                09/00       -19.21%         N/A          N/A        -14.06%
SP INVESCO Small Company Growth Portfolio           09/00       -23.30%         N/A          N/A        -26.14%
SP Jennison International Growth Portfolio          09/00       -42.45%         N/A          N/A        -39.48%
SP Large Cap Value Portfolio                        09/00       -14.89%         N/A          N/A         -4.87%
SP MFS Capital Opportunities Portfolio              09/00       -29.31%         N/A          N/A        -25.41%
SP MFS Mid-Cap Growth Portfolio                     09/00       -26.98%         N/A          N/A        -19.62%
SP PIMCO High Yield Portfolio                       09/00        -2.49%         N/A          N/A          3.02%
SP PIMCO Total Return Portfolio                     09/00         2.12%         N/A          N/A          9.30%
SP Prudential U.S. Emerging Growth Portfolio        09/00       -23.89%         N/A          N/A        -26.51%
SP Small/Mid Cap Value Portfolio                    09/00        -3.32%         N/A          N/A          9.69%
SP Strategic Partners Focused Growth Portfolio      09/00       -21.47%         N/A          N/A        -27.87%
Janus Aspen Series--Growth Portfolio Service
  Shares                                            11/95       -30.90%        7.07%         N/A          9.02%

    Table 2 shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
                  NON STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                             ASSUMING NO WITHDRAWAL


                                                                               FIVE         TEN        FROM DATE
                                                                ONE YEAR      YEARS        YEARS      ESTABLISHED
                     FUND                           DATE         ENDED        ENDED        ENDED        THROUGH
                   PORTFOLIO                     ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                   ---------                     -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                  05/95       -19.55%        9.99%         N/A         12.94%
Prudential Equity Portfolio                         05/83       -12.59%        5.40%       10.36%        11.17%
Prudential Global Portfolio                         09/88       -18.93%        4.47%        7.71%         7.12%
Prudential Stock Index Portfolio                    09/87       -13.45%        8.76%       10.88%        14.12%
Prudential Value Portfolio                          02/88        -3.62%        9.45%       11.40%        11.79%
SP Aggressive Growth Asset Allocation Portfolio     09/00       -20.09%         N/A          N/A        -20.23%
SP AIM Aggressive Growth Portfolio                  09/00       -25.75%         N/A          N/A        -29.95%
SP AIM Growth and Income Portfolio                  09/00       -23.92%         N/A          N/A        -29.92%
SP Alliance Large Cap Growth Portfolio              09/00       -15.83%         N/A          N/A        -23.00%
SP Alliance Technology Portfolio                    09/00       -26.27%         N/A          N/A        -36.60%
SP Balanced Asset Allocation Portfolio              09/00        -8.45%         N/A          N/A         -7.31%
SP Conservative Asset Allocation Portfolio          09/00        -1.83%         N/A          N/A         -1.12%
SP Davis Value Portfolio                            09/00       -11.89%         N/A          N/A         -8.57%
SP Deutsche International Equity Portfolio          09/00       -23.31%         N/A          N/A        -22.42%
SP Growth Asset Allocation Portfolio                09/00       -14.41%         N/A          N/A        -14.06%
SP INVESCO Small Company Growth Portfolio           09/00       -18.50%         N/A          N/A        -26.14%
SP Jennison International Growth Portfolio          09/00       -37.65%         N/A          N/A        -39.48%
SP Large Cap Value Portfolio                        09/00       -10.09%         N/A          N/A         -4.87%
SP MFS Capital Opportunities Portfolio              09/00       -24.51%         N/A          N/A        -25.41%
SP MFS Mid-Cap Growth Portfolio                     09/00       -22.18%         N/A          N/A        -19.62%
SP PIMCO High Yield Portfolio                       09/00         2.31%         N/A          N/A          3.02%
SP PIMCO Total Return Portfolio                     09/00         6.92%         N/A          N/A          9.30%
SP Prudential U.S. Emerging Growth Portfolio        09/00       -19.09%         N/A          N/A        -26.51%
SP Small/Mid Cap Value Portfolio                    09/00         1.48%         N/A          N/A          9.69%
SP Strategic Partners Focused Growth Portfolio      09/00       -16.67%         N/A          N/A        -27.87%
Janus Aspen Series--Growth Portfolio Service
  Shares                                            11/95       -26.10%        7.19%         N/A          9.02%

    Table 3 shows the cumulative total return for the portfolios, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                               FIVE         TEN        FROM DATE
                                                                ONE YEAR      YEARS        YEARS      ESTABLISHED
                     FUND                           DATE         ENDED        ENDED        ENDED        THROUGH
                   PORTFOLIO                     ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                   ---------                     -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                                  05/95       -19.55%       60.95%         N/A        125.19%
Prudential Equity Portfolio                         05/83       -12.59%       30.05%      168.07%       613.98%
Prudential Global Portfolio                         09/88       -18.93%       24.44%      110.07%       149.47%
Prudential Stock Index Portfolio                    09/87       -13.45%       52.20%      180.85%       552.74%
Prudential Value Portfolio                          02/88        -3.62%       57.07%      194.37%       368.74%
SP Aggressive Growth Asset Allocation Portfolio     09/00       -20.09%         N/A          N/A        -25.01%
SP AIM Aggressive Growth Portfolio                  09/00       -25.75%         N/A          N/A        -36.44%
SP AIM Growth and Income Portfolio                  09/00       -23.92%         N/A          N/A        -36.40%
SP Alliance Large Cap Growth Portfolio              09/00       -15.83%         N/A          N/A        -28.30%
SP Alliance Technology Portfolio                    09/00       -26.27%         N/A          N/A        -44.01%
SP Balanced Asset Allocation Portfolio              09/00        -8.45%         N/A          N/A         -9.21%
SP Conservative Asset Allocation Portfolio          09/00        -1.83%         N/A          N/A         -1.43%
SP Davis Value Portfolio                            09/00       -11.89%         N/A          N/A        -10.78%
SP Deutsche International Equity Portfolio          09/00       -23.31%         N/A          N/A        -27.61%
SP Growth Asset Allocation Portfolio                09/00       -14.41%         N/A          N/A        -17.55%
SP INVESCO Small Company Growth Portfolio           09/00       -18.50%         N/A          N/A        -32.01%
SP Jennison International Growth Portfolio          09/00       -37.65%         N/A          N/A        -47.24%
SP Large Cap Value Portfolio                        09/00       -10.09%         N/A          N/A         -6.16%
SP MFS Capital Opportunities Portfolio              09/00       -24.51%         N/A          N/A        -31.15%
SP MFS Mid-Cap Growth Portfolio                     09/00       -22.18%         N/A          N/A        -24.27%
SP PIMCO High Yield Portfolio                       09/00         2.31%         N/A          N/A          3.86%
SP PIMCO Total Return Portfolio                     09/00         6.92%         N/A          N/A         11.99%
SP Prudential U.S. Emerging Growth Portfolio        09/00       -19.09%         N/A          N/A        -32.43%
SP Small/Mid Cap Value Portfolio                    09/00         1.48%         N/A          N/A         12.50%
SP Strategic Partners Focused Growth Portfolio      09/00       -16.67%         N/A          N/A        -34.02%
Janus Aspen Series--Growth Portfolio Service
  Shares                                            11/95       -26.10%       41.52%         N/A         69.42%

MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the STRATEGIC PARTNERS SELECT Annuity and the Series Fund have been reflected.

     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2001 were 0.38%.

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The deduction referred to above consists of the 1.37% charge for mortality and expense risks and the 0.15% charge for administration. It does not reflect the withdrawal charge.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield =([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING


     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                               FEDERAL TAX STATUS

X.  OTHER TAX RULES.

    1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.

    2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

    3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

    4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.


     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.



    5.  GENERATION-SKIPPING TRANSFERS.


     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


                             DIRECTORS AND OFFICERS



     The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.



                            DIRECTORS OF PRUCO LIFE



     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

     VIVIAN L. BANTA, President, Chairman, and Director -- Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999: Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.



     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.



     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.



     JEAN D. HAMILTON, Director -- Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.



     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.



     DAVID R. ODENATH, JR., Director -- President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.



                         OFFICERS WHO ARE NOT DIRECTORS



     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999: Vice President, Mutual Funds, Prudential Investments.



     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.



     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.



     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.



     ANDREW J. MAKO, Executive Vice President -- Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.



     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.



     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.



     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary, Prudential since 1996.



     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.



     The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.



     Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS


     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Select contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                           FINANCIAL STATEMENTS OF THE
                        STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                 SUBACCOUNTS
                                             --------------------------------------------------------------------------------------


                                                                                                         Prudential
                                                                                                         SP Alliance
                                              Prudential      Prudential    Prudential     Prudential     Large Cap   Prudential SP
                                             Money Market    Stock Index      Global        Jennison       Growth      Davis Value
                                               Portfolio      Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
                                             ------------    -----------    ----------     -----------   -----------  -------------
ASSETS
  Investment in The Prudential Series Fund,
    Inc. Portfolios, and non-Prudential
    administered funds, at net asset value
    [Note 3] ................................  $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ------------   ------------   ------------   ------------  -----------    -----------
  Net Assets ................................  $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ============   ============   ============   ============  ===========    ===========
NET ASSETS, representing:
  Accumulation units [Note 8] ...............  $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ------------   ------------   ------------   ------------  -----------    -----------
                                               $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ============   ============   ============   ============  ===========    ===========
Units Outstanding ...........................   424,217,942    450,066,850     98,905,458    519,479,818   23,035,652     65,732,510
                                               ============   ============   ============   ============  ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A1

                                                            SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Prudential
                Prudential                                                                                                  SP
                SP INVESCO                                Janus Aspen                                                    Strategic
Prudential SP     Small      Prudential SP  Prudential      Growth       Prudential    Prudential SP   Prudential SP      Partners
Small/Mid Cap    Company      PIMCO Total    SP PIMCO     Portfolio -   SP Large Cap     AIM Growth     MFS Capital       Focused
    Value         Growth         Return     High Yield      Service         Value        and Income    Opportunities       Growth
  Portfolio     Portfolio      Portfolio     Portfolio      Shares        Portfolio      Portfolio       Portfolio       Portfolio
--------------  -----------  -------------  -----------   ------------  -------------  -------------   -------------     -----------




  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  -----------   -----------    -----------  -----------    -----------    -----------    -----------     -----------    -----------
  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  ===========   ===========    ===========  ===========    ===========    ===========    ===========     ===========    ===========

  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  -----------   -----------    -----------  -----------    -----------    -----------    -----------     -----------    -----------
  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  ===========   ===========    ===========  ===========    ===========    ===========    ===========     ===========    ===========
   28,976,676    10,453,645     90,215,414   26,697,711     15,055,260     21,807,984     15,144,053      10,537,078     10,903,246
  ===========   ===========    ===========  ===========    ===========    ===========    ===========     ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                 SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------
                                                             SP
                                                          Prudential     Prudential                   Prudential SP    Prudential SP
                                          Prudential SP      U.S.          SP AIM       Prudential    Conservative       Balanced
                                           MFS Mid-Cap     Emerging      Aggressive    SP Alliance        Asset           Asset
                                            Growth         Growth         Growth       Technology      Allocation       Allocation
                                           Portfolio       Portfolio      Portfolio     Portfolio       Portfolio       Portfolio
                                          -----------    -----------     ----------    ----------      -----------     -----------
ASSETS
  Investment in The Prudential
    Series Fund, Inc. Portfolios,
    and non-Prudential administered
    funds, at net asset value
    [Note 3] .........................    $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          -----------    -----------     ----------    ----------      -----------     -----------
  Net Assets .........................    $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          ===========    ===========     ==========    ==========      ===========     ===========

NET ASSETS, representing:
  Accumulation units [Note 8] ........    $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          -----------    -----------     ----------    ----------      -----------     -----------
                                          $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          ===========    ===========     ==========    ==========      ===========     ===========
Units Outstanding ....................     18,905,462     24,615,931      7,676,412    11,943,564       47,726,080      70,953,466
                                          ===========    ===========     ==========    ==========      ===========     ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A3

                                                 SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                 Prudential
  Prudential         SP
  SP Growth     Aggressive     Prudential SP     Prudential SP                   Evergreen                   Evergreen
    Asset      Growth Asset       Jennison          Deutsche       Evergreen        EVG        Evergreen     EVG Small
 Allocation     Allocation     International     International    EVG Capital    Foundation    EVG Omega     Cap Value
  Portfolio      Portfolio    Growth Portfolio  Equity Portfolio  Growth Fund       Fund          Fund          Fund
-----------     ----------    ----------------  ----------------  -----------    ----------    ---------     ---------





$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
-----------     ----------       -----------       -----------        ------       -------        ------        ------
$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
===========     ==========       ===========       ===========        ======       =======        ======        ======


$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
-----------     ----------       -----------       -----------        ------       -------        ------        ------
$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
===========     ==========       ===========       ===========        ======       =======        ======        ======
 54,257,452      9,468,671        17,864,433        18,003,649         7,690        19,363         3,859         3,551
===========     ==========       ===========       ===========        ======       =======        ======        ======


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24


                                                           A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

                                                                                      SUBACCOUNTS
                                        ------------------------------------------------------------------------------------------

                                                                                                         Prudential
                                         Prudential    Prudential                                        SP Alliance    Prudential
                                           Money         Stock          Prudential       Prudential       Large Cap       SP Davis
                                           Market        Index            Global          Jennison         Growth         Value
                                         Portfolio     Portfolio         Portfolio        Portfolio       Portfolio      Portfolio
                                        -----------   -------------     ------------    -------------    -----------    -----------
INVESTMENT INCOME
  Dividend Income ....................  $17,206,278   $   8,158,957     $    535,381    $   1,648,322    $     2,747    $   190,555
                                        -----------   -------------     ------------    -------------    -----------    -----------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and
    expense risk and for
    administration [Notes 4A].........    6,246,998      11,506,989        2,145,259       13,829,866        155,323        472,096
                                        -----------   -------------     ------------    -------------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .........   10,959,280      (3,348,032)      (1,609,878)     (12,181,544)      (152,576)      (281,541)
                                        -----------   -------------     ------------    -------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions
    received .........................            0      44,581,212       35,164,353        9,899,564              0              0
  Realized gain (loss) on shares
    redeemed .........................            0      (3,903,256)      (6,096,526)     (42,496,959)      (103,268)       (82,806)
  Net change in unrealized gain
    (loss) on investments ............            0    (164,509,678)     (60,914,372)    (192,515,264)      (873,610)    (1,510,830)
                                        -----------   -------------     ------------    -------------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS .......            0    (123,831,722)     (31,846,545)    (225,112,659)      (976,878)    (1,593,636)
                                        -----------   -------------     ------------    -------------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .........................  $10,959,280   $(127,179,754)    $(33,456,423)   $(237,294,203)   $(1,129,454)   $(1,875,177)
                                        ===========   =============     ============    =============    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A5

                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
               Prudential
               SP INVESCO                                Janus Aspen                    Prudential                       Prudential
 Prudential       Small      Prudential     Prudential     Growth         Prudential      SP AIM       Prudential SP   SP Strategic
SP Small/Mid     Company      SP PIMCO       SP PIMCO     Portfolio -      SP Large     Growth and      MFS Capital       Focused
 Cap Value       Growth     Total Return    High Yield     Service         Cap Value      Income       Opportunities      Growth
 Portfolio      Portfolio     Portfolio     Portfolio       Shares         Portfolio     Portfolio       Portfolio       Portfolio
 ---------      ---------    ----------     ---------     -----------      ---------     ----------     -----------      ---------

  $159,220       $      0    $1,411,659     $ 960,572     $         0      $ 113,430     $         0    $     8,426      $   1,171
  --------       --------    ----------     ---------     -----------      ---------     -----------    -----------      ---------






   201,224         60,032       542,096       187,265          97,048        130,031          93,035         68,579         72,478
  --------       --------    ----------      --------     -----------      ---------     -----------    -----------      ---------
   (42,004)       (60,032)      869,563       773,307         (97,048)       (16,601)        (93,035)       (60,153)       (71,307)
  --------       --------    ----------      --------     -----------      ---------     -----------    -----------      ---------




         0              0     1,776,487             0          12,556              0               0              0              0
   (20,716)       (42,472)       28,707       (13,258)       (202,623)       (27,551)       (139,324)      (133,029)       (81,824)

   955,110           6,693   (1,258,248)     (457,589)     (1,460,979)      (364,921)       (912,525)      (860,253)      (551,782)
  --------       --------    ----------     ---------     -----------      ---------     -----------    -----------      ---------


   934,394        (35,779)      546,946     (470,847)      (1,651,046)      (392,472)     (1,051,849)      (993,282)      (633,606)
  --------       --------    ----------     --------      -----------      ---------     -----------    -----------      ---------



  $892,390       $(95,811)   $1,416,509     $ 302,460     $(1,748,094)     $(409,073)    $(1,144,884)   $(1,053,435)     $(704,913)
  ========       ========    ==========     =========     ===========      =========     ===========    ===========      =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2001


                                                                            SUBACCOUNTS
                                        ----------------------------------------------------------------------------------------

                                                                      Prudential SP                 Prudential SP   Prudential SP
                                        Prudential SP  SP Prudential       AIM       Prudential SP   Conservative     Balanced
                                         MFS Mid-Cap   U.S. Emerging    Aggressive     Alliance         Asset          Asset
                                           Growth          Growth         Growth      Technology      Allocation     Allocation
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                         -----------   -----------    -----------    -----------     -----------    -----------
INVESTMENT INCOME
  Dividend Income ....................   $     5,125    $         0    $         0    $         0     $   600,382    $   786,767
                                         -----------    -----------    -----------    -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and
    expense risk and for
    administration [Notes 4A] ........       119,527        139,336         50,573         83,019         264,792        374,758
                                         -----------    -----------    -----------    -----------     -----------    -----------
NET INVESTMENT INCOME (LOSS) .........      (114,402)      (139,336)       (50,573)       (83,019)        335,590        412,009
                                         -----------    -----------    -----------    -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received        24,781              0              0              0          48,721        140,191
  Realized gain (loss) on shares
    redeemed .........................      (181,133)      (168,337)      (193,750)      (376,109)        (33,429)      (332,240)
  Net change in unrealized gain
    (loss) on investments ............      (954,500)      (736,352)      (510,831)    (1,038,226)        180,813       (447,506)
                                         -----------    -----------    -----------    -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS .......    (1,110,852)      (904,689)      (704,581)    (1,414,335)        196,105       (639,555)
                                         -----------    -----------    -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .........................   $(1,225,254)   $(1,044,025)   $  (755,154)   $(1,497,354)    $   531,695    $  (227,546)
                                         ===========    ===========    ===========    ===========     ===========    ===========

*  Became available on May 7, 2001

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A7

                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                 Prudential
                     SP
Prudential SP    Aggressive      Prudential SP       Prudential SP                    Evergreen                     Evergreen
Growth Asset   Growth Asset       Jennison            Deutsche        Evergreen         EVG                        EVG Small
 Allocation     Allocation      International       International     EVG Capital    Foundation    Evergreen EVG    Cap Value
  Portfolio     Portfolio      Growth Portfolio    Equity Portfolio   Growth Fund*      Fund*       Omega Fund*       Fund*
-----------    -----------     ----------------    ----------------   ------------    -----------    -----------   -----------

 $   352,731    $    15,851      $    20,361          $    50,306     $         0    $       409    $         0    $         7
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------





     320,224         64,077           90,696              116,851              15             25              7              8
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------
      32,507        (48,226)         (70,335)             (66,545)            (15)           384             (7)            (1)
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------



      51,612         18,318                0                    0               0              0              0            268

    (354,329)      (193,418)        (107,715)             (68,403)              1              0              0              0

    (981,902)      (397,301)      (1,825,184)          (1,334,706)            284           (388)           168            255
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------

  (1,284,619)      (572,401)      (1,932,899)          (1,403,109)            285           (388)           168            523
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------


 $(1,252,112)   $  (620,627)     $(2,003,234)         $(1,469,654)    $       270    $        (4)   $       161    $       522
 ===========    ===========      ===========          ===========     ===========    ===========    ===========    ===========

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000

                                                                               SUBACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                              Prudential Money Market       Prudential Stock Index          Prudential Global
                                                     Portfolio                     Portfolio                    Portfolio
                                          ----------------------------  ----------------------------     -------------------------
                                           01/01/2001     01/01/2000      01/01/2001     01/01/2000      01/01/2001     01/01/2000
                                              To             To              To             To              To             To
                                           12/31/2001     12/31/2000      12/31/2001     12/31/2000      12/31/2001     12/31/2000
                                          -------------  -------------  -------------  --------------  -------------  -------------
OPERATIONS
  Net Investment income (loss) .......... $  10,959,280  $  15,719,064  $  (3,348,032) $   (5,459,129) $  (1,609,878) $  (1,282,134)
  Capital gains distributions received ..             0              0     44,581,212      33,661,025     35,164,353     12,520,651
  Realized gain (loss) on shares redeemed             0              0     (3,903,256)      8,048,034     (6,096,526)       905,613
  Net change in unrealized gain (loss) on
    investments .........................             0              0   (164,509,678)   (145,213,836)   (60,914,372)   (53,353,907)
                                          -------------  -------------  -------------  --------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS .......................    10,959,280     15,719,064   (127,179,754)  (108,963,906)    (33,456,423)   (41,209,777)
                                          -------------  -------------  -------------  --------------  -------------  -------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........   118,635,969    153,660,542     35,045,210     131,333,236      9,954,982     40,549,457
  Surrenders, Withdrawals, and Death
    Benefits ............................  (100,999,963)   (68,041,918)   (83,585,504)    (82,327,308)   (15,060,788)   (15,414,346)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ...   136,630,101   (163,097,020)   (31,506,086)      3,794,081     (1,727,413)    22,501,379
  Withdrawal Charge .....................      (103,527)       (70,786)      (327,780)       (272,920)       (53,822)       (39,650)
                                          -------------  -------------  -------------  --------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ..........................   154,162,580    (77,549,182)   (80,374,160)     52,527,089     (6,887,041)    47,596,840
                                          -------------  -------------  -------------  --------------  -------------  -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .........................   165,121,860    (61,830,118)  (207,553,914)    (56,436,817)   (40,343,464)     6,387,063

NET ASSETS
  Beginning of period ...................   347,687,046    409,517,164    960,925,472   1,017,362,289    179,350,914    172,963,851
                                          -------------  -------------  -------------  --------------  -------------  -------------
  End of period ......................... $ 512,808,906  $ 347,687,046  $ 753,371,558  $  960,925,472  $ 139,007,450  $ 179,350,914
                                          =============  =============  =============  ==============  =============  =============

*  Date subaccount became available

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A9

                             SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
                                         Prudential SP Alliance           Prudential SP Davis             Prudential SP Small/
        Prudential Jennison                 Large Cap Growth                     Value                        Mid Cap Value
             Portfolio                         Portfolio                       Portfolio                        Portfolio
---------------------------------     ---------------------------     ---------------------------     ----------------------------
  01/01/2001         01/01/2000       01/01/2001      09/22/2000*     01/01/2001      09/22/2000*     01/01/2001      09/22/2000*
     To                 To               To               To             To              To              To              To
  12/31/2001         12/31/2000       12/31/2001      12/31/2000      12/31/2001      12/31/2000      12/31/2001      12/31/2000
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------

$  (12,181,544)    $  (18,432,103)    $  (152,576)    $    (4,734)    $  (281,541)    $    (1,442)    $   (42,004)    $     (3,411)
     9,899,564        173,873,542               0               0               0               0               0                0
   (42,496,959)         3,806,662        (103,268)         (5,481)        (82,806)         (2,090)        (20,716)           1,100

  (192,515,264)      (443,618,818)       (873,610)       (184,905)     (1,510,830)        278,601         955,110          175,699
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------



  (237,294,203)      (284,370,717)     (1,129,454)       (195,120)     (1,875,177)        275,069         892,390         173,388
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------


    50,331,662        257,625,433      11,426,655       3,592,772      39,356,512       7,522,563      17,730,417        2,046,683

   (95,408,338)      (101,933,349)       (263,377)           (975)       (796,706)         (2,850)       (534,624)          (1,272)

   (47,395,710)       134,823,793       3,177,029         524,539      13,863,579         714,747      10,558,705          250,420
      (421,632)          (343,698)         (1,296)              0          (5,288)              0          (2,050)               0
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------




   (92,894,018)       290,172,179      14,339,011       4,116,336      52,418,097       8,234,460      27,752,448        2,295,831
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------


  (330,188,221)         5,801,462      13,209,557       3,921,216      50,542,920       8,509,529      28,644,838        2,469,219


 1,221,379,731      1,215,578,269       3,921,216               0       8,509,529               0       2,469,219                0
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------
$  891,191,510     $1,221,379,731     $17,130,773     $ 3,921,216     $59,052,449     $ 8,509,529     $31,114,057     $  2,469,219
==============     ==============     ===========     ===========     ===========     ===========     ===========     ============

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000


                                                                                    SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                        Prudential                  Prudential                  Prudential
                                                     SP INVESCO Small                SP PIMCO                    SP PIMCO
                                                     Company Growth                Total Return                 High Yield
                                                        Portfolio                   Portfolio                    Portfolio
                                                ------------------------    -------------------------    -------------------------
                                                01/01/2001    09/22/2000*   01/01/2001     09/22/2000*   01/01/2001     09/22/2000*
                                                    To           To            To             To             To            To
                                                12/31/2001    12/31/2000    12/31/2001     12/31/2000    12/31/2001     12/31/2000
                                                ----------    ----------    -----------    ----------    -----------    ----------
OPERATIONS
  Net Investment income (loss) .............    $  (60,032)   $   (2,167)   $   869,563    $   23,267    $   773,307    $   20,051
  Capital gains distributions received .....             0             0      1,776,487         3,072              0         1,895
  Realized gain (loss) on shares redeemed ..       (42,472)       (2,807)        28,707         2,095        (13,258)         (350)
  Net change in unrealized gain (loss) on
    investments ............................         6,693       (48,891)    (1,258,248)       46,734       (457,589)        3,418
                                                ----------    ----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................       (95,811)      (53,865)     1,416,509        75,168        302,460        25,014
                                                ----------    ----------    -----------    ----------    -----------    ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     4,484,659     1,131,181     57,319,034     2,976,672     20,185,228     1,298,462
  Surrenders, Withdrawals, and Death
    Benefits ...............................      (125,365)          (54)    (1,504,939)       (2,673)      (338,295)       (1,888)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ......     2,105,894       194,014     36,977,910       346,621      5,831,440       225,629
  Withdrawal Charge ........................        (1,133)            0         (2,781)            0         (1,232)            0
                                                ----------    ----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .............................     6,464,055     1,325,141     92,789,224     3,320,620     25,677,141     1,522,203
                                                ----------    ----------    -----------    ----------    -----------    ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................     6,368,244     1,271,276     94,205,733     3,395,788     25,979,601     1,547,217

NET ASSETS
  Beginning of period ......................     1,271,276             0      3,395,788             0      1,547,217             0
                                                ----------    ----------    -----------    ----------    -----------    ----------
  End of period ............................    $7,639,520    $1,271,276    $97,601,521    $3,395,788    $27,526,818    $1,547,217
                                                ==========    ==========    ===========    ==========    ===========    ==========

* Date subaccount became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A11

                                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
        Janus Aspen                    Prudential                     Prudential                     Prudential
          Growth                        SP Large                     SP AIM Growth                  SP MFS Capital
     Portfolio - Service                Cap Value                      And Income                   Opportunities
          Shares                        Portfolio                      Portfolio                      Portfolio
--------------------------     --------------------------     --------------------------     ---------------------------
 01/01/2001     09/22/2000*    01/01/2001      09/22/2000*    01/01/2001      09/22/2000*    01/01/2001       09/22/2000*
    To             To             To              To             To              To             To               To
 12/31/2001     12/31/2000     12/31/2001      12/31/2000     12/31/2001      12/31/2000     12/31/2001       12/31/2000
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------


$   (97,048)    $   (6,779)    $   (16,601)    $    2,146     $   (93,035)    $   (2,382)    $   (60,153)        $(1,517)
     12,556              0               0              0               0              0               0               0
   (202,623)        (3,834)        (27,551)           240        (139,324)       (10,172)       (133,029)         (5,366)

 (1,460,979)      (301,277)       (364,921)        44,003        (912,525)       (97,386)       (860,253)        (28,678)
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------



 (1,748,094)      (311,890)       (409,073)        46,389      (1,144,884)      (109,940)     (1,053,435)        (35,561)
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------


  6,092,792      3,123,487      13,071,369      1,030,119       6,712,844      2,137,436       4,464,581       1,832,680

   (189,814)        (4,412)       (222,009)          (305)       (220,223)          (795)       (121,195)         (1,486)

  2,390,020        330,925       6,650,247        179,578       2,528,985        177,930       2,309,488         169,547
    (1,230)              0            (802)             0           (656)              0            (949)              0
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------




  8,291,768      3,450,000      19,498,805      1,209,392       9,020,950      2,314,571       6,651,925       2,000,741
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------


  6,543,674      3,138,110      19,089,732      1,255,781       7,876,066      2,204,631       5,598,490       1,965,180


  3,138,110              0       1,255,781              0       2,204,631              0       1,965,180               0
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------
$ 9,681,784     $3,138,110     $20,345,513     $1,255,781     $10,080,697     $2,204,631     $ 7,563,670      $1,965,180
===========     ==========     ===========     ==========     ===========     ==========     ===========      ==========

                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                           A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000

                                                                                   SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                        Prudential                  Prudential                  SP Prudential
                                                   SP Strategic Partners           SP MFS Mid-Cap               U.S. Emerging
                                                      Focused Growth                   Growth                      Growth
                                                        Portfolio                     Portfolio                   Portfolio
                                                -------------------------     ------------------------     ------------------------
                                                01/01/2001     09/22/2000*    01/01/2001    09/22/2000*    01/01/2001    09/22/2000*
                                                   To             To             To            To             To            To
                                                12/31/2001     12/31/2000     12/31/2001    12/31/2000     12/31/2001    12/31/2000
                                                ----------     ----------     -----------   ----------     -----------   ----------
OPERATIONS
  Net Investment income (loss) .............    $  (71,307)    $   (3,408)    $  (114,402)  $     (729)    $  (139,336)  $   (3,469)
  Capital gains distributions received .....             0              0          24,781       18,931               0            0
  Realized gain (loss) on shares redeemed ..       (81,824)        (1,929)       (181,133)      (1,503)       (168,337)      (9,835)
  Net change in unrealized gain (loss) on
    investments ............................      (551,782)      (175,277)       (954,500)    (109,015)       (736,352)    (195,783)
                                                ----------     ----------     -----------   ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................      (704,913)      (180,614)     (1,225,254)     (91,866)     (1,044,025)    (209,087)
                                                ----------     ----------     -----------   ----------     -----------   ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     4,416,395      1,966,628       8,348,070    3,063,092      11,575,570    3,312,237
  Surrenders, Withdrawals, and Death
    Benefits ...............................       (86,803)          (305)       (212,011)        (507)       (285,588)        (841)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ......     1,965,280         92,602       4,553,438      197,281       4,365,748      235,506
  Withdrawal Charge ........................        (1,565)             0            (909)           0          (2,033)           0
                                                ----------     ----------     -----------   ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .............................     6,293,307      2,058,925      12,688,588    3,259,866      15,653,697    3,546,902
                                                ----------     ----------     -----------   ----------     -----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................     5,588,394      1,878,311      11,463,334    3,168,000      14,609,672    3,337,815

NET ASSETS
  Beginning of period ......................     1,878,311              0       3,168,000            0       3,337,815            0
                                                ----------     ----------     -----------   ----------     -----------   ----------
  End of period ............................    $7,466,705     $1,878,311     $14,631,334   $3,168,000     $17,947,487   $3,337,815
                                                ==========     ==========     ===========   ==========     ===========   ==========

* Date subaccount became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A13

                                              SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
        Prudential                    Prudential                      Prudential                    Prudential
          SP AIM                      SP Alliance                   SP Conservative                 SP Balanced
     Aggressive Growth                Technology                   Asset Allocation              Asset Allocation
         Portfolio                     Portfolio                      Portfolio                      Portfolio
-------------------------     --------------------------      -------------------------      -------------------------
01/01/2001     09/22/2000*     01/01/2001     09/22/2000*     01/01/2001     09/22/2000*     01/01/2001     09/22/2000*
   To             To              To             To              To             To              To             To
12/31/2001     12/31/2000      12/31/2001     12/31/2000      12/31/2001     12/31/2000      12/31/2001     12/31/2000
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------
$  (50,573)    $   (3,608)    $   (83,019)    $   (4,975)     $   335,590    $   11,498      $   412,009    $   10,131
         0              0               0              0           48,721             7          140,191             0
  (193,750)        (1,866)       (376,109)        (2,381)         (33,429)          118         (332,240)       (1,853)

  (510,831)      (110,592)     (1,038,226)      (506,791)         180,813        29,149         (447,506)       45,017
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------



  (755,154)      (116,066)     (1,497,354)      (514,147)         531,695        40,772         (227,546)       53,295
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------


 3,396,039      1,716,517       3,261,072      3,819,183       27,823,674     1,536,658       37,097,290     3,267,667

   (92,455)        (3,652)       (126,087)        (1,376)      (1,241,794)       (1,424)        (966,628)      (22,533)

   854,516        143,926       1,296,327        882,278       18,125,329       217,094       26,033,695       298,147
      (614)             0            (739)             0           (1,436)            0           (1,972)            0
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------




 4,157,486      1,856,791       4,430,573      4,700,085       44,705,773     1,752,328       62,162,385     3,543,281
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------


 3,402,332      1,740,725       2,933,219      4,185,938       45,237,468     1,793,100       61,934,839     3,596,576


 1,740,725              0       4,185,938              0        1,793,100             0        3,596,576             0
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------
$5,143,057     $1,740,725     $ 7,119,157     $4,185,938      $47,030,568    $1,793,100      $65,531,415    $3,596,576
==========     ==========     ===========     ==========      ===========    ==========      ===========    ==========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A14

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000


                                                                                      SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                        Prudential                    Prudential                   Prudential
                                                        SP Growth               SP Aggressive Growth               SP Jennison
                                                    Asset Allocation              Asset Allocation            International Growth
                                                        Portfolio                     Portfolio                     Portfolio
                                                -------------------------     ------------------------     ------------------------
                                                01/01/2001     09/22/2000*    01/01/2001    09/22/2000*    01/01/2001    09/22/2000*
                                                   To             To             To            To             To            To
                                                12/31/2001     12/31/2000     12/31/2001    12/31/2000     12/31/2001    12/31/2000
                                                -----------    ----------     ----------    ----------     -----------   ----------
OPERATIONS
  Net Investment income (loss) .............    $    32,507    $    2,887     $  (48,226)   $   (3,050)    $   (70,335)  $   (4,533)
  Capital gains distributions received .....         51,612             0         18,318             0               0            0
  Realized gain (loss) on shares redeemed ..       (354,329)       (4,166)      (193,418)       (1,939)       (107,715)      (6,432)
  Net change in unrealized gain (loss) on
    investments ............................       (981,902)       24,145       (397,301)      (14,004)     (1,825,184)     (82,421)
                                                -----------    ----------     ----------    ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................     (1,252,112)       22,866       (620,627)      (18,993)     (2,003,234)     (93,386)
                                                -----------    ----------     ----------    ----------     -----------   ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     26,195,438     2,931,051      3,708,328     1,674,488       7,465,582    2,330,433
  Surrenders, Withdrawals, and Death
    Benefits ...............................       (493,931)         (206)       (89,570)       (2,000)       (169,013)      (3,562)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ......     17,733,286       859,280      2,409,356       306,465       2,658,653      151,427
  Withdrawal Charge ........................         (4,069)            0           (905)            0            (911)           0
                                                -----------    ----------     ----------    ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .............................     43,430,724     3,790,125      6,027,209     1,978,953       9,954,311    2,478,298
                                                -----------    ----------     ----------    ----------     -----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................     42,178,612     3,812,991      5,406,582     1,959,960       7,951,077    2,384,912

NET ASSETS
  Beginning of period ......................      3,812,991             0      1,959,960             0       2,384,912            0
                                                -----------    ----------     ----------    ----------     -----------   ----------
  End of period ............................    $45,991,603    $3,812,991     $7,366,542    $1,959,960     $10,335,989   $2,384,912
                                                ===========    ==========     ==========    ==========     ===========   ==========

* Date subaccount became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A15

                                 SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------
        Prudential                                  Evergreen                         Evergreen
       SP Deutsche                Evergreen            EVG           Evergreen        EVG Small
  International Equity           EVG Capital       Foundation        EVG Omega        Cap Value
        Portfolio                Growth Fund          Fund             Fund             Fund
--------------------------        ----------       ----------       ----------       ----------
 01/01/2001     09/22/2000*       05/07/2001*      05/07/2001*      05/07/2001*      05/07/2001*
    To             To                To               To               To               To
 12/31/2001     12/31/2000        12/31/2001       12/31/2001       12/31/2001       12/31/2001
-----------     ----------        ----------       ----------       ----------       ----------


$   (66,545)    $   (3,525)         $  (15)          $   384          $   (7)          $   (1)
          0              0               0                 0               0              268
    (68,403)          (886)              1                 0               0                0

 (1,334,706)        47,645             284              (388)            168              255
-----------     ----------          ------           -------          ------           ------



 (1,469,654)        43,234             270                (4)            161              522
-----------     ----------          ------           -------          ------           ------


  9,729,415      1,859,775           6,713             6,749           3,357            3,358

   (270,507)          (612)              0                 0               0                0

  3,313,547        222,920               0            11,667               0                0
     (2,400)             0               0                 0               0                0
-----------     ----------          ------           -------          ------           ------




 12,770,055      2,082,083           6,713            18,416           3,357            3,358
-----------     ----------          ------           -------          ------           ------


 11,300,401      2,125,317           6,983            18,412           3,518            3,880


  2,125,317              0               0                 0               0                0
-----------     ----------          ------           -------          ------           ------
$13,425,718     $2,125,317          $6,983           $18,412          $3,518           $3,880
===========     ==========          ======           =======          ======           ======

                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                             A16

                        NOTES TO FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2001

Note 1:  General

         Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on July 16, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Select, Strategic Partners Advisor, and Strategic Partners Plus (Collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Growth and Income Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP MFS Mid- Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contracts which invest in a corresponding portfolio of the non-Prudential administered funds are:
         Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

         The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         At December 31, 2001 there were no balances pertaining to the Evergreen EVG Blue Chip Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, and Evergreen EVG Masters Fund.

Note 2:  Significant Accounting Policies

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.


                                       A17

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non- Prudential administered funds and are recorded on the ex-dividend date.

Note 3: Investment Information for the Pruco Life Flexible Premium Variable Annuity Account

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                   SUBACCOUNTS
                              -----------------------------------------------------------------------
                                                                                           Prudential
                               Prudential                                                 SP Alliance
                                 Money       Prudential     Prudential     Prudential      Large Cap
                                 Market      Stock Index      Global        Jennison         Growth
                               Portfolio      Portfolio     Portfolio       Portfolio      Portfolio
                              ------------  ------------   ------------  --------------   -----------
Number of Shares (rounded)      51,280,891    23,810,732      9,091,396      47,990,927     2,343,471
Net asset value per share.    $      10.00  $      31.64   $      15.29  $        18.57   $      7.31
Cost .....................    $512,808,906  $834,951,279   $195,407,546  $1,158,416,297   $18,189,288


                                                   SUBACCOUNTS (Continued)
                              -----------------------------------------------------------------
                                                         Prudential
                                            Prudential   SP INVESCO
                              Prudential    SP Small/      Small      Prudential     Prudential
                               SP Davis      Mid Cap      Company      SP PIMCO       SP PIMCO
                                 Value        Value        Growth    Total Return    High Yield
                               Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                              -----------  -----------   ----------   -----------   -----------
Number of Shares (rounded)      6,532,351    2,738,913    1,100,795     9,121,638     2,805,996
Net asset value per share.    $      9.04  $     11.36   $     6.94  $      10.70   $      9.81
Cost .....................    $60,284,678  $29,983,248   $7,681,718  $ 98,813,035   $27,980,989


                                             SUBACCOUNTS (Continued)
                              --------------------------------------------------------------------
                                                                                       Prudential
                              Janus Aspen                Prudential                   SP Strategic
                                Growth      Prudential     SP AIM     Prudential SP     Partners
                              Portfolio-     SP Large    Growth and    MFS Capital       Focused
                                Service    Cap Value V     Income     Opportunities      Growth
                                Shares      Portfolio     Portfolio     Portfolio       Portfolio
                              -----------  -----------   -----------  -------------    -----------
Number of Shares (rounded)        489,969    2,155,245     1,548,494      1,078,983      1,109,466
Net asset value per share.    $     19.76  $      9.44   $      6.51  $        7.01   $       6.73
Cost .....................    $11,444,041  $20,666,431   $11,090,608  $   8,452,601   $  8,193,764


                                                   SUBACCOUNTS (Continued)
                              -----------------------------------------------------------------
                                                SP                                  Prudential
                                            Prudential   Prudential                     SP
                              Prudential       U.S.        SP AIM     Prudential   Conservative
                              SP MFS Mid-    Emerging    Aggressive  SP Alliance       Asset
                              Cap Growth      Growth       Growth     Technology    Allocation
                               Portfolio    Portfolio    Portfolio    Portfolio      Portfolio
                              -----------  -----------   ----------   ----------   ------------
Number of Shares (rounded)      1,920,123    2,604,860      792,459    1,246,788      4,813,774
Net asset value per share.    $      7.62  $      6.89   $     6.49  $      5.71   $       9.77
Cost .....................    $15,694,849  $18,879,622   $5,764,480  $ 8,664,174   $ 46,820,606


                                       A18

Note 3: Investment Information for the Pruco Life Flexible Premium Variable Annuity Account (Continued)


                                              SUBACCOUNTS (Continued)
                              --------------------------------------------------------------------
                                                         Prudential
                                                             SP
                              Prudential    Prudential   Aggressive  Prudential SP     Prudential
                              SP Balanced   SP Growth      Growth       Jennison      SP Deutsche
                                 Asset        Asset        Asset     International   International
                              Allocation    Allocation   Allocation      Growth          Equity
                               Portfolio    Portfolio    Portfolio     Portfolio       Portfolio
                              -----------  -----------   ----------  -------------   -------------
Number of Shares (rounded)      7,265,124    5,561,258      971,839      1,896,512       1,826,628
Net asset value per share.    $      9.02  $      8.27   $     7.58  $        5.45   $        7.35
Cost .....................    $65,933,904  $46,949,360   $7,777,847  $  12,243,594   $  14,712,779


                                          SUBACCOUNTS (Continued)
                             ---------------------------------------------------
                              Evergreen      Evergreen                Evergreen
                              EVG Capital       EVG        Evergreen  EVG Small
                              Growth Fund    Foundation    EVG Omega  Cap Value
                                                Fund         Fund        Fund
                              -----------   -----------   ----------  ----------
Number of Shares (rounded)          497          1,411          243         308
Net asset value per share.     $  14.04     $    13.05      $ 14.46    $  12.60
Cost .....................     $  6,699     $   18,800      $ 3,350    $  3,625


Note 4:  Charges and Expenses

         A. The mortality risk and expense risk charges are applied daily against the net assets of each contract. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life.

     These charges are:

                                                        Mortality   Adminstration
Contracts:                                                Rate:        Rate:
----------                                              ---------  -------------
Strategic Partners Annuity One
  Basic ...............................................   1.40%       0.00%
  GMDB option Roll Up or Step Up ......................   1.60%       0.00%
  GMDB option-Greater of Roll Up or Step UP............   1.70%       0.00%
Strategic Partners Plus
  Basic ...............................................   1.40%       0.00%
  Annual Step Up or 5% Roll Up ........................   1.60%       0.00%
  GMDB with Step Up and Roll Up .......................   1.70%       0.00%
Strategic Partners Select GMDB with Step Up and Roll Up   1.52%       0.00%
Strategic Partners Advisor
  Basic ...............................................   1.40%       0.00%
  GMDB with Step Up and Roll Up .......................   1.65%       0.00%
Discovery Preferred Variable Annuity ..................   1.25%       0.15%
Discovery Select Variable Annuity .....................   1.25%       0.15%
Discovery Choice
  Basic ...............................................   1.35%       0.00%
  Enhanced ............................................   1.65%       0.00%

         B. Withdrawal Charges

         A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.


                                      A19

Note 5:  Taxes

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note: 6  Unit Activity

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001 and 2000 were as follows:


                                                                   SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                        Prudential                  Prudential                  Prudential
                                       Money Market                 Stock Index                   Global
                                        Portfolio                    Portfolio                   Portfolio
                                ------------------------------  ---------------------------   ---------------------------
                                   2001            2000            2001           2000           2001            2000
                               -------------   -------------   ------------   ------------   -------------   ------------
Contract Owner Contributions:  1,006,793,912     517,020,713     66,047,252    109,879,093     204,045,389     37,143,001
Contract Owner Redemptions:     (869,800,357)   (579,941,348)  (97,114,557)   (82,987,360)   (203,052,056)   (15,286,095)

                                                           SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------
                                                                   Prudential
                                       Prudential              SP Alliance Large Cap           Prudential
                                        Jennison                      Growth                 SP Davis Value
                                        Portfolio                    Portfolio                 Portfolio
                                --------------------------  ---------------------------   ---------------------
                                   2001           2000          2001           2000          2001        2000
                               -----------     -----------   ------------   -----------   ----------   ---------
Contract Owner Contributions:     96,705,767   191,012,256     20,012,704     4,604,259   60,526,960   8,422,345
Contract Owner Redemptions:     (119,514,505)  (81,150,852)    (1,579,352)       (1,419)  (3,198,801)    (17,944)


                                                         SUBACCOUNTS (Continued)
                               ------------------------------------------------------------------------
                                                              Prudential
                                     Prudential               SP INVESCO              Prudential
                                  SP Small/Mid Cap       Small Company Growth    SP PIMCO Total Return
                                  Value Portfolio              Portfolio              Portfolio
                               -----------------------   ---------------------   ----------------------
                                  2001         2000        2001        2000         2001        2000
                               -----------   ---------   ---------   ---------   ----------   ---------
Contract Owner Contributions:   28,455,381   2,231,647   9,295,638   1,523,847   91,556,935   3,247,266
Contract Owner Redemptions:     (1,706,165)     (4,187)   (365,772)        (68)  (4,583,778)    (5,008)


                                                 SUBACCOUNTS (Continued)
                                -------------------------------------------------------------------
                                   Prudential               Janus Aspen                  Prudential
                                SP PIMCO High Yield       Growth Portfolio-             SP Large Cap
                                     Portfolio             Service Shares             Value Portfolio
                                -----------------------   ---------------------    --------------------
                                  2001         2000          2001        2000        2001         2000
                               -----------   ---------    -----------  ---------   ----------  ---------
Contract Owner Contributions:   26,605,241   1,526,821    12,509,131  3,785,964   21,533,144   1,225,560
Contract Owner Redemptions:     (1,431,745)     (2,606)  (1,234,486)    (5,349)    (928,315)    (22,405)


                                                 SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------
                                     Prudential             Prudential              Prudential
                                       SP AIM                 SP MFS            SP Strategic Partners
                                   Growth and Income    Capital Opportunities      Focused Growth
                                     Portfolio               Portfolio               Portfolio
                                ---------------------  ---------------------   --------------------
                                  2001        2000        2001        2000       2001       2000
                               -----------  --------- -----------  ---------  ---------   ---------
Contract Owner Contributions:   14,114,644  2,680,888   9,409,682  2,156,221  9,407,390   2,372,402
Contract Owner Redemptions:     (1,598,604)   (52,875) (1,027,107)    (1,718)  (876,142)       (404)

                                       A20


                                                  SUBACCOUNTS (Continued)
                                ------------------------------------------------------------------
                                      Prudential                                   Prudential
                                       SP MFS           SP Prudential U.S.           SP AIM
                                   Mid-Cap Growth       Emerging Growth         Aggressive Growth
                                     Portfolio               Portfolio             Portfolio
                                ---------------------  ---------------------   -------------------
                                  2001        2000        2001        2000      2001       2000
                               -----------  --------- -----------  ---------  ---------  ---------
Contract Owner Contributions:   17,632,038  3,255,777  22,932,854  4,006,180  6,524,249  2,037,442
Contract Owner Redemptions:     (1,981,791)      (561) (2,313,102)   (10,001)  (880,855)    (4,424)


                                                 SUBACCOUNTS (Continued)
                                --------------------------------------------------------------------
                                     Prudential            Prudential                 Prudential
                                     SP Alliance          SP Conservative            SP Balanced
                                     Technology            Asset Allocation        Asset Allocation
                                     Portfolio               Portfolio              Portfolio
                                ---------------------  ---------------------   ---------------------
                                  2001        2000        2001        2000       2001        2000
                               -----------  --------- -----------  ---------  -----------  ---------
Contract Owner Contributions:    8,665,973  5,513,243  50,026,197  1,786,996   71,999,467  3,695,205
Contract Owner Redemptions:     (2,233,868)    (1,784) (4,085,644)    (1,469)  (4,717,713)   (23,493)

                                                 SUBACCOUNTS (Continued)
                                --------------------------------------------------------------------
                                     Prudential            Prudential              Prudential
                                     SP Growth         SP Aggressive Growth        SP Jennison
                                  Asset Allocation       Asset Allocation      International Growth
                                     Portfolio               Portfolio              Portfolio
                                ---------------------  ---------------------   ---------------------
                                  2001        2000        2001        2000       2001        2000
                               -----------  --------- -----------  ---------  -----------  ---------
Contract Owner Contributions:   54,708,405  4,008,050   8,926,235  2,111,133   23,237,813  2,822,677
Contract Owner Redemptions:     (4,458,779)      (224) (1,566,356)    (2,341)  (8,191,450)    (4,607)


                                                 SUBACCOUNTS (Continued)
                                --------------------------------------------------------------------
                                                        Evergreen    Evergreen             Evergreen
                               Prudential SP Deutsche  EVG Capital      EVG     Evergreen  EVG Small
                                International Equity      Growth    Foundation  EVG Omega  Cap Value
                                      Portfolio           Fund*        Fund*      Fund*      Fund*
                                ----------------------  ----------------------   -------------------
                                   2001        2000        2001        2001       2001       2001
                               ------------  ---------  ----------  ----------  ---------  ---------
Contract Owner Contributions:    33,853,568  2,264,283       7,682      19,345      3,855      3,546
Contract Owner Redemptions:     (18,101,612)   (12,590)         (8)        (18)        (4)        (5)

* Became available on May 7, 2001


Note 7:  Purchases and Sales of Investments

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2001 were as follows:

                                           SUBACCOUNTS
            --------------------------------------------------------------------------------
                                                                               Prudential SP
                                                                                 Alliance
              Prudential       Prudential      Prudential       Prudential       Large Cap
             Money Market     Stock Index        Global          Jennison         Growth
              Portfolio        Portfolio        Portfolio        Portfolio       Portfolio
            --------------   --------------  --------------   --------------    ------------
Purchases   $ 931,797,176    $  31,645,572    $ 163,757,791    $  42,450,718     $14,991,720
Sales....   $(783,881,595)   $(123,526,720)   $(172,790,091)   $(149,174,598)    $  (808,031)

                                        A21

                                         SUBACCOUNTS (Continued)
           ------------------------------------------------------------------------------------
                                              Prudential SP
                                                 INVESCO
                             Prudential SP        Small         Prudential SP     Prudential SP
           Prudential SP       Small/Mid         Company         PIMCO Total       PIMCO High
            Davis Value        Cap Value          Growth            Return            Yield
             Portfolio         Portfolio        Portfolio         Portfolio         Portfolio
            ------------      ------------     ------------      ------------      ------------
Purchases.  $ 53,132,807     $  28,452,403     $  6,724,115      $ 94,652,102     $  26,342,073

Sales....   $ (1,186,807)    $    (901,180)    $   (320,092)     $ (2,404,974)    $    (852,197)

                                   SUBACCOUNTS (Continued)
            -------------------------------------------------------------------------------
                                                                              Prudential SP
            Janus Aspen                                                         Strategic
               Growth       Prudential SP   Prudential SP    Prudential SP      Partners
             Portfolio-       Large Cap       AIM Growth      MFS Capital        Focused
              Service           Value         and Income     Opportunities       Growth
               Shares         Portfolio       Portfolio        Portfolio        Portfolio
            ------------     ------------    ------------    -------------     ------------
Purchases.  $  9,280,108    $  19,944,054    $  10,054,589     $  7,321,372    $   6,836,783
                                                                               $    (615,954)
Sales.....  $ (1,085,387)   $    (575,281)   $  (1,126,672)    $   (738,026)

                                      SUBACCOUNTS (Continued)
             --------------------------------------------------------------------------------
                              SP Prudential   Prudential SP                     Prudential SP
             Prudential SP        U.S.             AIM         Prudential SP    Conservative
              MFS Mid-Cap       Emerging        Aggressive        Alliance          Asset
                Growth           Growth           Growth         Technology      Allocation
               Portfolio        Portfolio       Portfolio        Portfolio        Portfolio
              ------------     ------------    ------------     ------------     ------------
Purchases.   $  13,839,914     $ 16,677,143    $  5,026,351     $  5,792,902    $  50,060,597

Sales.....   $  (1,270,853)    $ (1,162,781)   $   (919,437)    $ (1,445,349)   $  (5,619,616)


                                       SUBACCOUNTS (Continued)
             --------------------------------------------------------------------------------
             Prudential SP                    Prudential SP    Prudential SP    Prudential SP
               Balanced       Prudential SP     Aggressive        Jennison        Deutsche
                 Asset        Growth Asset     Growth Asset    International    International
              Allocation       Allocation       Allocation         Growth          Equity
               Portfolio        Portfolio       Portfolio        Portfolio        Portfolio
              ------------     ------------    ------------    -------------    -------------
Purchases.   $ 70,097,560     $ 51,507,080    $  8,598,455     $ 15,594,322    $ 27,175,500
Sales.....   $ (8,309,933)    $ (8,396,579)   $ (2,635,323)    $ (5,730,706)   $(14,522,295)

                            SUBACCOUNTS (Continued)
             --------------------------------------------------
                            Evergreen                 Evergreen
              Evergreen        EVG       Evergreen    EVG Small
             EVG Capital    Foundation   EVG Omega    Cap Value
             Growth Fund*     Fund*        Fund*        Fund*
              -----------   ----------   ---------    ---------
Purchases.   $     6,707    $   18,394    $  3,354     $   3,354
Sales.....   $        (8)   $       (3)   $     (4)    $      (3)

----------

* Became available May 7, 2001

                                      A22

Note 8:  Financial Highlights

         Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 4.

                                                 At December 31, 2001                      For the year ended December 31, 2001
                                    -----------------------------------------------------------------------------------------------
                                    Contract                          Contract
                                     Holder                            Holder      Investment
                                     Units       Unit Fair Value     Net Assets      Income     Expense Ratio**    Total Return***
                                    (000's)       Lowest-Highest      (000's)        Ratio*     Lowest-Highest     Lowest-Highest
                                    -------      ---------------     ----------    -----------  ----------------   ---------------
Prudential Money Market
  Portfolio ..................      424,218    $1.01101  $1.25820     $512,809       3.83%      1.35% to 1.70%      2.38% to 2.72%
Prudential Stock Index
  Portfolio ..................      450,067    $0.78747  $1.74431     $753,372       0.99%      1.35% to 1.70%    -13.52% to -13.21%
Prudential Global
  Portfolio ..................      98,905     $0.70961  $1.50029     $139,007       0.35%      1.35% to 1.70%    -18.99% to -18.71%
Prudential Jennison
  Portfolio ..................      519,480    $0.65525  $1.84898     $891,192       0.17%      1.35% to 1.70%    -19.61% to -19.34%
Prudential SP Alliance
  Large Cap Growth
  Portfolio ..................      23,036     $0.71633  $0.88230     $ 17,131       0.03%      1.40% to 1.70%    -15.89% to -15.64%
Prudential SP Davis
  Value Portfolio ............      65,733     $0.89127  $0.92029     $ 59,052       0.59%      1.40% to 1.70%    -11.94% to -11.69%
Prudential SP Small/Mid
  Cap Value Portfolio ........      28,977     $1.00124  $1.12776     $ 31,114       1.06%      1.35% to 1.70%      1.39% to 1.69%
Prudential SP INVESCO
  Small Company Growth
  Portfolio ..................      10,454     $0.67926  $0.92677     $  7,640       0.00%      1.40% to 1.70%    -18.56% to -18.31%
Prudential SP PIMCO
  Total Return Portfolio .....      90,215     $1.03942  $1.12247     $ 97,602       3.35%      1.35% to 1.70%      6.82% to 7.13%
Prudential SP PIMCO
  High Yield Portfolio........      26,698     $1.01231  $1.04100     $ 27,527       7.09%      1.40% to 1.70%      2.20% to 2.52%
Janus Aspen Growth
  Portfolio-Service
  Shares .....................      15,055     $0.61281  $0.78373     $  9,682       0.00%      1.40% to 1.70%    -26.15% to -25.93%
Prudential SP Large Cap
  Value Portfolio ............      21,808     $0.92241  $0.94081     $ 20,346       1.18%      1.40% to 1.70%    -10.16% to -9.89%
Prudential SP AIM
  Growth and Income
  Portfolio ..................      15,144     $0.63760  $0.84109     $ 10,081       0.00%      1.40% to 1.70%    -23.97% to -23.74%
Prudential SP MFS
  Capital Opportunities
  Portfolio ..................      10,537     $0.68787  $0.81060     $  7,564       0.18%      1.40% to 1.70%    -24.56% to -24.34%
Prudential SP Strategic
  Partners Focused
  Growth Portfolio ...........      10,903     $0.65929  $0.85719     $  7,467       0.02%      1.40% to 1.70%    -16.72% to -16.48%
Prudential SP MFS
  Mid-Cap Growth
  Portfolio ..................      18,905     $0.75655  $0.81566     $ 14,631       0.06%      1.35% to 1.70%    -22.23% to -22.01%
SP Prudential U.S.
  Emerging Growth
  Portfolio ..................      24,616     $0.67514  $0.87454     $ 17,947       0.00%      1.35% to 1.70%    -19.14% to -18.91%
Prudential SP AIM
  Aggressive Growth
  Portfolio ..................       7,676     $0.63522  $0.87500     $  5,143       0.00%      1.40% to 1.70%    -25.79% to -25.57%
Prudential SP Alliance
  Technology Portfolio .......       11,944    $0.55947  $0.81324     $  7,119       0.00%      1.35% to 1.70%    -26.31% to -26.09%
Prudential SP
  Conservative Asset
  Allocation Portfolio .......       47,726    $0.98298  $0.98804     $ 47,031       3.00%      1.40% to 1.70%     -1.93% to -1.64%
Prudential SP Balanced
  Asset Allocation
  Portfolio ..................       70,953    $0.90679  $0.94990     $ 65,531       2.78%      1.35% to 1.70%     -7.40% to -7.14%


                                       A23

                                                 At December 31, 2001                      For the year ended December 31, 2001
                                    -----------------------------------------------------------------------------------------------
                                    Contract                          Contract
                                     Holder                            Holder      Investment
                                     Units       Unit Fair Value     Net Assets      Income     Expense Ratio**    Total Return***
                                    (000's)       Lowest-Highest      (000's)        Ratio*     Lowest-Highest     Lowest-Highest
                                    -------      ---------------     ----------    -----------  ----------------   ---------------
Prudential SP Growth
  Asset Allocation
  Portfolio ..................      54,257     $0.82369  $0.90967      $45,992       1.56%      1.40% to 1.70%    -13.39% to -13.13%
Prudential SP
  Aggressive Growth
  Asset Allocation
  Portfolio ..................       9,469     $0.74916  $0.87109      $ 7,367       0.37%      1.40% to 1.70%    -19.37% to -19.12%
Prudential SP Jennison
  International Growth
  Portfolio ..................      17,864     $0.53544  $0.74810      $10,336       0.32%      1.35% to 1.70%    -36.71% to -36.51%
Prudential SP Deutsche
  International Equity
  Portfolio ..................      18,004     $0.72306  $0.84741      $13,426       0.63%      1.35% to 1.70%    -23.36% to -23.13%
Evergreen EVG Capital
  Growth Fund
  (May 7, 2001) ..............           8     $0.90811  $0.90811      $     7       0.00%      1.40% to 1.40%     -9.19% to -9.19%
Evergreen EVG
  Foundation Fund
  (May 7, 2001) ..............          19     $0.95089  $0.95089      $    18      14.47%      1.40% to 1.40%     -4.91% to -4.91%
Evergreen EVG Omega
  Fund (May 7, 2001) .........           4     $0.91152  $0.91152      $     4       0.00%      1.40% to 1.40%     -8.85% to -8.85%
Evergreen EVG Small
  Cap Value Fund
  (May 7, 2001) ..............           4     $1.09268  $1.09268      $     4       0.81%      1.40% to 1.40%      9.27% to 9.27%

----------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the year ended December 31, 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2001 were excluded from the range of total return.

Note 9:  Related Party Footnote

         Prudential and its affiliates perform various services on behalf of the mutual fund companies that administer the mutual funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                       A24

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Strategic Partners Subaccounts of the
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
April 5, 2002


                                       A25

                       CONSOLIDATED FINANCIAL STATEMENTS
                        OF PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  2001               2000
                                                                            -----------------  -----------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2001: $3,935,472;
       2000:$3,552,244)                                                        $ 4,024,893       $  3,561,521
     Held to maturity, at amortized cost (fair value, 2000: $320,634)                    -            324,546
Equity securities - available for sale, at fair value (cost, 2001: $173;
  2000: $13,446)                                                                       375             10,804
Commercial loans on real estate                                                      8,190              9,327
Policy loans                                                                       874,065            855,374
Short-term investments                                                             215,610            202,815
Other long-term investments                                                         84,342             83,738
                                                                                ----------       ------------
               Total investments                                                 5,207,475          5,048,125
Cash and cash equivalents                                                          374,185            453,071
Deferred policy acquisition costs                                                1,159,830          1,132,653
Accrued investment income                                                           77,433             82,297
Reinsurance recoverable                                                            300,697             31,568
Receivables from affiliates                                                         33,074             51,586
Other assets                                                                        20,134             29,445
Separate Account assets                                                         14,920,584         16,230,264
                                                                                ----------       ------------
TOTAL ASSETS                                                                   $22,093,412       $ 23,059,009
                                                                               ===========       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                $ 3,947,690       $  3,646,668
Future policy benefits and other policyholder liabilities                          808,230            702,862
Cash collateral for loaned securities                                              190,022            185,849
Securities sold under agreements to repurchase                                      80,715            104,098
Income taxes payable                                                               266,096            235,795
Other liabilities                                                                  228,596            120,891
Separate Account liabilities                                                    14,920,584         16,230,264
                                                                                ----------       ------------
Total liabilities                                                               20,441,933         21,226,427
                                                                                ----------       ------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    466,748            466,748
Retained earnings                                                                1,147,665          1,361,924

Accumulated other comprehensive income (loss):
    Net unrealized investment gains                                                 34,718              4,730
    Foreign currency translation adjustments                                          (152)            (3,320)
                                                                                ----------       ------------
Accumulated other comprehensive income                                              34,566              1,410
                                                                                ----------       ------------
Total stockholder's equity                                                       1,651,479          1,832,582
                                                                                ----------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                      $22,093,412       $ 23,059,009
                                                                               ===========       ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001                2000               1999
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                    $   90,868         $   121,921        $    98,976
Policy charges and fee income                                  490,185             474,861            414,425
Net investment income                                          343,638             337,919            276,821
Realized investment losses, net                                (60,476)            (20,679)           (32,545)
Asset management fees                                            7,897              71,160             60,392
Other income                                                     4,962               2,503              1,397
                                                            ----------         -----------        -----------

Total revenues                                                 877,074             987,685            819,466
                                                            ----------         -----------        -----------

BENEFITS AND EXPENSES

Policyholders' benefits                                        256,080             248,063            205,042
Interest credited to policyholders' account balances           195,966             171,010            136,852
General, administrative and other expenses                     382,701             410,684            392,041
                                                            ----------         -----------        -----------

Total benefits and expenses                                    834,747             829,757            733,935
                                                            ----------         -----------        -----------

Income from operations before income taxes                      42,327             157,928             85,531
                                                            ----------         -----------        -----------

Income tax (benefit) provision                                 (25,255)             54,432             29,936
                                                            ----------         -----------        -----------

NET INCOME                                                      67,582             103,496             55,595
                                                            ----------         -----------        -----------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                29,988              33,094            (38,266)

     Foreign currency translation adjustments                    3,168                (993)              (742)
                                                            ----------         -----------        -----------

Other comprehensive income (loss)                               33,156              32,101            (39,008)
                                                            ----------         -----------        -----------

TOTAL COMPREHENSIVE INCOME                                  $  100,738         $   135,597        $    16,587
                                                            ===========        ============       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                      other             Total
                                       Common        Paid-in-        Retained     comprehensive     stockholder's
                                    Common stock     capital         earnings     income (loss)        equity
                                    ------------     --------        --------     -------------     --------------
Balance, January 1, 1999              $   2,500    $  439,582     $  1,202,833     $      8,317      $   1,653,232

Net income                                    -             -           55,595                -             55,595

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (742)              (742)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -          (38,266)           (38,266)
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 1999                2,500       439,582        1,258,428          (30,691)         1,669,819

Net income                                    -             -          103,496                -            103,496

Contribution from Parent                      -        27,166                -                -             27,166

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (993)              (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -           33,094             33,094
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 2000
                                          2,500       466,748        1,361,924            1,410          1,832,582

Net income                                    -             -           67,582                -             67,582

Policy credits issued to eligible
policyholders                                 -             -         (128,025)               -           (128,025)

Dividends to Parent                           -             -         (153,816)               -           (153,816)

Change in foreign currency
translation adjustments, net of
taxes                                         -             -                -            3,168              3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                          -             -                -           29,988             29,988

                                      ---------    ----------     ------------     ------------      -------------
Balance, December 31, 2001            $   2,500    $  466,748     $  1,147,665     $     34,566      $   1,651,479
                                      =========    ==========     ============     ============      =============


                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                   2001             2000            1999
                                                             --------------     -----------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                   $       67,582     $   103,496     $     55,595
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                  (54,970)        (72,275)         (83,961)
     Interest credited to policyholders' account balances           195,966         171,010          136,852
     Realized investment losses, net                                 60,476          20,679           32,545
     Amortization and other non-cash items                          (49,594)        (48,141)          75,037
     Change in:
         Future policy benefits and other policyholders'            105,368          73,340          100,743
         liabilities
         Accrued investment income                                    4,864         (13,380)          (7,803)
         Receivable from/Payable to affiliate                        18,512         (24,907)         (66,081)
         Policy loans                                               (40,645)        (63,022)         (25,435)
         Deferred policy acquisition costs                         (100,281)        (69,868)        (201,072)
         Income taxes payable/receivable                             38,839          90,195          (47,758)
         Other, net                                                 (38,114)         51,011           18,974
                                                             --------------     -----------     ------------
Cash Flows From (Used in) Operating Activities                      208,003         218,138          (12,364)
                                                             --------------     -----------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                 2,653,798       2,273,789        3,076,848
               Held to maturity                                           -          64,245           45,841
         Equity securities                                              482           1,198            5,209
         Commercial loans on real estate                              1,137           1,182            6,845
         Other long-term investments                                      -          15,039              385
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                (2,961,861)     (2,782,541)      (3,452,289)
               Held to maturity                                           -               -          (24,170)
         Equity securities                                             (184)        (11,134)          (5,110)
         Other long-term investments                                   (130)         (6,917)         (39,094)
     Cash collateral for loaned securities, net                       4,174          98,513           14,000
     Securities sold under agreement to repurchase, net             (23,383)         82,947          (28,557)
     Short-term investments, net                                    (12,766)       (118,418)          92,199
                                                             --------------     -----------     ------------
Cash Flows Used In Investing Activities                            (338,733)       (382,097)        (307,893)
                                                             --------------     -----------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                              1,456,668       2,409,399        3,457,158
     Policyholders' account withdrawals                          (1,313,300)     (1,991,363)      (3,091,565)
     Cash dividend to Parent                                        (26,048)              -                -
     Cash provided to affiliate                                     (65,476)              -                -
                                                             --------------     -----------     ------------
Cash Flows (Used in) From Financing Activities                       51,844         418,036          365,593
                                                             --------------     -----------     ------------
     Net increase in Cash and cash equivalents                      (78,886)        254,077           45,336
     Cash and cash equivalents, beginning of year                   453,071         198,994          153,658
                                                             --------------     -----------     ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                       $      374,185     $   453,071     $    198,994
                                                             ==============     ===========     ============

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                            $      (46,021)    $   (14,832)    $     55,144
                                                             --------------     -----------     ------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                     $       81,952     $         -     $          -
                                                             --------------     -----------     ------------
     Taiwan branch dividend paid with net assets/liabilities $       45,816     $         -     $          -
                                                             --------------     -----------     ------------
     Policy credits issued to eligible policyholders         $      128,025     $         -     $          -
                                                             --------------     -----------     ------------
     Contribution from Parent                                $            -     $    27,166     $          -
                                                             --------------     -----------     ------------

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Footnote 14.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000 or 1999.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 14). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 11 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2001
                                                 ---------------------------------------------------------------
                                                                    Gross             Gross
                                                 Amortized        Unrealized        Unrealized      Estimated
                                                    Cost            Gains             Losses        Fair Value
                                                 -------------   --------------   --------------  --------------
                                                                         (In Thousands)
Fixed Maturities Available For Sale
U.S. Treasury Securities and Obligations of
     U.S. Government Corporations and
     Agencies                                     $ 303,606        $   1,496         $  1,648      $  303,454

Foreign Government Bonds                             27,332            2,122                -          29,454

Corporate Securities                              3,594,386          116,186           28,834       3,681,738

Mortgage-backed Securities                           10,148              160               61          10,247

                                                 ----------        ---------         --------      ----------
Total Fixed Maturities Available For Sale        $3,935,472        $ 119,964         $ 30,543      $4,024,893
                                                 ==========        =========         ========      ==========

Equity Securities Available For Sale             $      173        $     220         $     18      $      375
                                                 ==========        =========         ========      ==========

                                                                              2000
                                                  --------------------------------------------------------------
                                                                    Gross             Gross
                                                  Amortized       Unrealized       Unrealized       Estimated
                                                    Cost            Gains            Losses         Fair Value
                                                 --------------   ------------   --------------   --------------
                                                                        (In Thousands)
  Fixed Maturities Available For Sale
  U.S. Treasury Securities and Obligations of
       U.S. Government Corporations and
       Agencies                                   $  309,609        $ 7,888          $    17       $  317,480

  Foreign Government Bonds                           136,133          8,093              520          143,706

  Corporate Securities                             3,075,023         43,041           49,538        3,068,526

  Mortgage-backed Securities                          31,479            330                0           31,809

                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Available For Sale       $3,552,244        $59,352          $50,075       $3,561,521
                                                  ==========        =======          =======       ==========

  Fixed Maturities Held To Maturity
  Corporate Securities                            $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Held To Maturity         $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ==========        =======          =======       ==========

  Equity Securities Available For Sale            $   13,446        $   197          $ 2,839       $   10,804
                                                  ==========        =======          =======       ==========


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001 is shown below:

                                                         Available For Sale
                                               --------------------------------------
                                                  Amortized         Estimated Fair
                                                    Cost                 Value
                                               ---------------    -------------------
                                                         (In Thousands)

        Due in one year or less                 $   802,235            $   821,790

        Due after one year through five years     1,841,097              1,885,535

        Due after five years through ten years    1,026,709              1,045,693

        Due after ten years                         255,283                261,628

        Mortgage-backed securities                   10,148                 10,247
                                                -----------            -----------

        Total                                   $ 3,935,472            $ 4,024,893
                                                ===========            ===========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999, were $2,380.4 million, $2,103.6 million, and $2,950.4 million, respectively. Gross gains of $40.3 million, $15.3 million, $13.1 million, and gross losses of $47.7 million, $33.9 million, and $31.1 million, were realized on those sales during 2001, 2000, and 1999, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2001, 2000, and 1999, were $273.4 million, $170.2 million, and $126.5 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $53.5 million, $12.3 million, and $11.2 million, for the years 2001, 2000 and 1999, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $324.5 million. Unrealized investment losses of $2.5 million, net of tax were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 1999, there were no securities classified as held to maturity that were transferred. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                                        2001                            2000
                                             --------------------------      -------------------------
                                                                  (In Thousands)

         Retail Stores                           $  4,623      56.4%             $  5,615     60.2%

         Industrial Buildings                       3,567      43.6%                3,712     39.8%

                                             --------------------------      -------------------------
               Net Carrying Value                $  8,190     100.0%             $  9,327    100.0%
                                             ==========================      =========================

The concentration of commercial loans are in the states of Washington (47%), New Jersey (44%), and North Dakota (9%).

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Special Deposits and Restricted Assets
Fixed maturities of $2.9 million and $8.0 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million at December 31, 2001 and 2000, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $84.3 million and $83.7 million as of December 31, 2001 and 2000, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $35.8 million and $34.3 million at December 31, 2001 and 2000, respectively. The Company's share of net income from the joint ventures was $1.6 million, $.9 million, and $.3 million, for the years ended December 31, 2001, 2000 and 1999, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $44.0 million and $46.9 million at December 31, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2001                2000              1999
                                                          ----------------   -----------------  ----------------
                                                                              (In Thousands)

  Fixed Maturities - Available For Sale                    $    279,477       $    237,042      $    188,236
  Fixed Maturities - Held To Maturity                                 -             26,283            29,245
  Equity Securities - Available For Sale                             71                 18                 -
  Commercial Loans On Real Estate                                   905              1,010             2,825
  Policy Loans                                                   48,149             45,792            42,422
  Short-Term Investments and Cash Equivalents                    24,253             29,582            19,208
  Other                                                           6,021             16,539             4,432
                                                          ----------------   -----------------  ----------------
  Gross Investment Income                                       358,876            356,266           286,368
       Less:  Investment Expenses                               (15,238)           (18,347)           (9,547)
                                                          ----------------   -----------------  ----------------
  Net Investment Income                                   $     343,638       $    337,919      $    276,821
                                                          ================   =================  ================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2001                2000               1999
                                                          ----------------   -----------------  -----------------
                                                                               (In Thousands)

  Fixed Maturities - Available For Sale                     $    (60,924)      $    (34,600)     $    (29,192)
  Fixed Maturities - Held To Maturity                                  -               (212)              102
  Equity Securities - Available For Sale                             (56)               271               392
  Derivatives                                                     (1,396)            15,039            (1,557)
  Other                                                            1,900             (1,177)           (2,290)
                                                          ----------------   -----------------  -----------------

  Realized Investment Losses, Net                           $    (60,476)      $    (20,679)     $    (32,545)
                                                          ================   =================  =================

Securities Pledged to Creditors
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $265.2 million and $287.8 million, respectively.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                            Accumulated
                                                                                                               Other
                                                                                                           Comprehensive
                                                                                                           Income (Loss)
                                                               Deferred                      Deferred     Related To Net
                                            Unrealized          Policy      Policyholders'  Income Tax      Unrealized
                                           Gains(Losses)      Acquisition      Account      (Liability)     Investment
                                          On Investments         Costs         Balances       Benefit      Gains(Losses)
                                          ------------------ -------------  --------------  -----------   ---------------
                                                                            (In Thousands)
Balance, January 1, 1999                  $        25,169     $   (13,115)  $      2,680    $   (4,832)   $      9,902

Net investment gains(losses) on
investments arising during the period            (138,268)              -              -        47,785         (90,483)

Reclassification adjustment for
gains(losses) included in net income               28,698               -              -        (9,970)         18,728

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -          53,407              -       (16,283)         37,124

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -         (5,712)        2,077          (3,635)
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 1999                        (84,401)         40,292         (3,032)       18,777         (28,364)

Net investment gains(losses) on
investments arising during the period              56,707               -              -       (21,539)         35,168

Reclassification adjustment for
gains(losses) included in net income               34,329               -              -       (13,039)         21,290

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (39,382)             -        14,177         (25,205)

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -          2,877        (1,036)          1,841
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2000                          6,635             910           (155)       (2,660)          4,730

Net investment gains(losses) on
investments arising during the period              22,007               -              -        (7,922)         14,085

Reclassification adjustment for
gains(losses) included in net income               60,980               -              -       (21,953)         39,027

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (41,223)             -        14,840         (26,383)

Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                -               -          5,092        (1,833)          3,259
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2001                $        89,622    $    (40,313)   $     4,937    $  (19,528)   $     34,718
                                          ===============    ============    ============   ==========    =============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                 2001             2000            1999
                                                                             (In Thousands)
Balance, Beginning of Year                                  $  1,132,653  $     1,062,785   $      861,713
Capitalization of Commissions, Sales and Issue Expenses          295,823          242,322          242,373
Amortization                                                    (156,092)        (129,049)         (96,451)
Change In Unrealized Investment (Gains) Losses                   (41,223)         (39,382)          53,407
Foreign Currency Translation                                       1,773           (4,023)           1,743
Transfer of Taiwan branch balance to an affiliated company       (73,104)               -                -
                                                            ------------  ---------------   --------------
Balance, End of Year                                        $  1,159,830  $     1,132,653   $    1,062,785
                                                            ============  ===============   ==============


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                             2001                2000
                                                           --------           ----------
                                                                   (In Thousands)
         Life Insurance - Domestic                         $500,974           $  429,825
         Life Insurance - Taiwan                            260,632              226,272
         Individual Annuities                                32,423               31,817
         Group Annuities                                     14,201               14,948
                                                           --------           ----------
                                                           $808,230           $  702,862
                                                           ========           ==========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.


The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   ----------------------------   ----------------  --------------------------

Life Insurance - Domestic          Generally rates guaranteed     2.5% to 11.25%    Net level premium based
Variable and Interest-Sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life Insurance - Domestic Term     Best estimate plus a            6.5% to 6.75%    Net level premium plus a
Insurance                          provision for adverse                            provision for adverse
                                   deviation                                        deviation

Life Insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus a
                                   standard table plus a                            provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual Annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group Annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Policyholders' account balances at December 31, are as follows:


                                                          2001                     2000
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-Sensitive Life Contracts             $  1,976,710             $  1,886,714
         Individual Annuities                               976,237                  859,996
         Guaranteed Investment Contracts                    994,743                  899,958
                                                       ------------             ------------
                                                       $  3,947,690             $  3,646,668
                                                       ============             ============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------

Interest Sensitive Life Contracts              3.0% to 6.75%              Various up to 10 years

Individual Annuities                           3.0% to 16.0%              0% to 7% for up to 9 years

Guaranteed Investment Contracts               4.32% to 8.03%              Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiary as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business, are described further in
Note 14.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                          2001               2000              1999
                                                    ----------------   ----------------  ----------------
                                                                        (In Thousands)
       Domestic:
       Reinsurance premiums ceded - affiliated           $   (9,890)       $    (7,641)      $    (5,630)
       Reinsurance premiums ceded - unaffiliated            (13,399)            (2,475)                -
       Policyholders' benefits ceded                         10,803              3,558             3,140

       Taiwan after the transfer:
       Reinsurance premiums ceded -affiliated               (82,433)                 -                 -
       Policyholders' benefits ceded-affiliated              12,859                  -                 -

       Taiwan before the transfer:
       Reinsurance premiums ceded - affiliated                 (107)            (1,573)           (1,252)
       Reinsurance premiums ceded -unaffiliated                (167)            (2,830)           (1,745)
       Policyholders' benefits ceded                             71              1,914             1,088
       Reinsurance premiums assumed                             162              1,671             1,778


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              2001                 2000
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Domestic Life Insurance -                          $    11,014          $    8,765
         affiliated
         Domestic Life Insurance -                               14,850               2,037
         unaffiliated
         Other Reinsurance - affiliated                          14,201              14,948

         Taiwan Life Insurance-affiliated                       260,632                   -
         Taiwan Life Insurance-unaffiliated                           -               5,818
                                                            -----------          ----------
                                                            $   300,697          $   31,568
                                                            ===========          ==========

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2001                 2000                  1999
                                                        ----                 ----                  ----
                                                                        (In Thousands)

         Life Insurance Face Amount In Force        $  84,317,628         $ 66,327,999          $ 54,954,680
         Ceded To Other Companies                     (25,166,264)          (7,544,363)           (2,762,319)
                                                    -------------         ------------          ------------
         Net Amount of Life Insurance In Force      $  59,151,364         $ 58,783,636          $ 52,192,361
                                                    =============         ============          ============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans
The Company had a non-contributory defined benefit pension plan that covered substantially all of its Taiwanese employees. The pension plan was transferred to an affiliate on January 31, 2001 as described in Note 14. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                               2001                2000              1999
                                                           -----------         ------------       -----------
                                                                              (In Thousands)
     Current Tax Expense (Benefit):
        U.S.                                               $ (100,946)           $   8,588        $  (14,093)
        State and Local                                         1,866                   38               378
        Foreign                                                   124                   35                15
                                                           ----------            ---------        ----------
        Total                                                 (98,956)               8,661           (13,700)
                                                           ----------            ---------        ----------


     Deferred Tax Expense (Benefit):
        U.S.                                                   76,155               43,567            42,320
        State and Local                                        (2,454)               2,204             1,316
                                                           ----------            ---------        ----------
        Total                                                  73,701               45,771            43,636
                                                           ----------            ---------        ----------

      Total Income Tax Expense                             $  (25,255)          $   54,432        $   29,936
                                                           ==========           ==========        ==========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                              2001                2000               1999
                                                           ------------        -----------       -----------
                                                                              (In Thousands)

     Expected Federal Income Tax Expense                   $    14,814         $    55,275       $    29,936
         State and Local Income Taxes                             (382)              1,457             1,101
         Non taxable investment income                         (38,693)             (6,443)           (1,010)
         Incorporation of Taiwan Branch                         (1,774)                  -                 -
         Other                                                     780               4,143               (91)
                                                           -----------         -----------       -----------
         Total Income Tax Expense                          $   (25,255)        $    54,432       $    29,936
                                                           ===========         ===========       ===========

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                               2001                    2000
                                                            ----------              ----------
                                                                      (In Thousands)
              Deferred Tax Assets
                   Insurance Reserves                       $   43,317              $  100,502
                   State Net Operating Losses                    5,642                   1,400
                   Other                                         9,309                   8,610
                                                            ----------              ----------
                   Deferred Tax Assets                          58,268                 110,512
                                                            ----------              ----------

              Deferred Tax Liabilities
                   Deferred Acquisition Costs                  324,082                 324,023
                   Net Unrealized Gains on Securities           32,264                   2,389
                   Investments                                  20,644                  19,577
                                                            ----------              ----------
                   Deferred Tax Liabilities                    376,990                 345,989
                                                            ----------              ----------

              Net Deferred Tax Liability                    $  318,722              $  235,477
                                                            ==========              ==========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, the Company and its subsidiary had no federal operating loss carryforwards for tax purposes. At December 31, 2001 and December 31, 2000, the Company had state operating loss carryforwards for tax purposes of $369 million and $91 million, which expire by 2021 and 2020, respectively.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.


9.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $71.5 million, $(50.5) million, and $(82.3) million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $728.7 million and $849.6 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $88 million, primarily relating to the recognition of deferred tax assets.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                          2001                                 2000
                                           -----------------------------------    -------------------------------
                                               Carrying          Estimated            Carrying       Estimated
                                                Value            Fair Value            Value         Fair Value
                                           ----------------  -----------------    --------------- ---------------
                                                                        (In Thousands)
Financial Assets:
   Fixed Maturities:  Available For Sale     $ 4,024,893       $  4,024,893       $  3,561,521    $  3,561,521
   Fixed Maturities:  Held To Maturity                 -                  -            324,546         320,634
   Equity Securities                                 375                375             10,804          10,804
   Commercial Loans on Real Estate                 8,190             10,272              9,327          10,863
   Policy Loans                                  874,065            934,203            855,374         883,460
   Short-Term Investments                        215,610            215,610            202,815         202,815
   Cash and Cash Equivalents                     374,185            374,185            453,071         453,071
   Separate Account Assets                    14,920,584         14,920,584         16,230,264      16,230,264

Financial Liabilities:
   Investment Contracts                        2,003,265          2,053,259          1,762,794       1,784,767
   Cash Collateral for Loaned Securities         190,022            190,022            185,849         185,849
   Securities Sold Under Repurchase               80,715             80,715            104,098         104,098
   Agreements
   Separate Account Liabilities               14,920,584         14,920,584         16,230,264      16,230,264



11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivatives may be held for trading purposes or held for purposes other than trading. All of the Company's derivatives are held for purposes other than trading.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative that does not qualify for hedge accounting. As of December 31, 2001, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in fair value are included in earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings.

Types of Derivative Instruments

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in "Realized investment losses, net" in the Consolidated Statement of Operations. During the period that interest rate swaps are outstanding, net receipts or payments are include in" Net investment income" in the Consolidated Statement of Operations.

Futures and Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in "Realized investment losses, net."

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Pruco Life Insurance Company and Subsidiary


Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2001 and 2000. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.


                         Other than Trading Derivatives
                           December 31, 2001 and 2000
                                 (In Thousands)

                                                2001                                           2000
                            --------------------------------------------------------------------------------------------
                                              Estimated       Carrying                      Estimated       Carrying
                               Notional      Fair Value        Value         Notional       Fair Value        Value
Non-Hedge Accounting
---------------------------

Swap Instruments
Interest Rate
    Asset                        $   9,470       $    638        $    638      $   9,470        $    327       $    327
    Liability                            -              -               -              -               -              -
Currency
    Asset                           24,785          3,858           3,858              -               -              -
    Liability                            -              -               -              -               -              -
Future Contracts
US Treasury Futures
    Asset                           76,800            394             394        139,800           3,530          3,530
    Liability                       64,500            238             238         61,900           1,067          1,067

Hedge Accounting
---------------------------

Swap Instruments
Currency
    Asset                                -              -               -         28,326           1,633          2,155
    Liability                            -              -               -              -               -              -

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2001, 86% of notional consisted of interest rate derivatives, and 14% of notional consisted of foreign currency derivatives.


12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution until December 29, 2002.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential of $108 million.


14.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001. The Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $647.2 million and $685.9 million at December 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $7.0 million and $9.6 million for the years ending December 31, 2001 and 2000.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance
The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2001 or 2000. The fourth agreement, which is new for 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of the Holding Company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential.

Premiums and benefits ceded for the period ending December 31, 2001 from the Taiwan coinsurance agreement were $82.4 million and $12.9 million, respectively.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001 or December 31, 2000.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION
                           AND RESULTS OF OPERATIONS


     The following analysis should be read in conjunction with the Notes to Consolidated Financial Statements.


     The Company sells interest-sensitive individual life insurance and variable life insurance, term life insurance, individual variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced ("PACE") primarily through Prudential's sales force in the United States. These markets are subject to regulatory oversight with particular emphasis placed on company solvency and sales practices. These markets are also subject to increasing competitive pressure as the legal barriers, which have historically segregated the markets of the financial services industry, have been changed through both legislative and judicial processes. Regulatory changes have opened the insurance industry to competition from other financial institutions, particularly banks and mutual funds that are positioned to deliver competing investment products through large, stable distribution channels. The Company also marketed individual life insurance through its branch office in Taiwan. The Taiwan branch was transferred to an affiliated Company on January 31, 2001, as described in the Notes to the Financial Statements.

     Generally, policyholders who purchase the Company's products have the option of investing in the Separate Accounts, segregated funds for which investment risks are borne by the customer, or the Company's portfolio, referred to as the General Account. The Company earns its profits through policy fees charged to Separate Account annuity and life policyholders and through the interest spread for the GIC and General Account annuity and life products. Policy charges and fee income consist mainly of three types, sales charges or loading fees on new sales, mortality and expense charges ("M&E") assessed on fund balances, and mortality and related charges based on total life insurance in-force business. Policyholder fund values are affected by net sales (sales less withdrawals), changes in interest rates and investment returns. The interest spread represents the difference between the investment income earned by the Company on its investment portfolio and the amount of interest credited to the policyholders' accounts. Products that generate spread income primarily include the GIC product, general account life insurance products, fixed annuities and the fixed-rate option of variable annuities. The majority of the fund balances and new sales, except for the GIC product, are in the Separate Accounts.

     In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). PSF are a portfolio of mutual fund investments related to the Company's Separate Account products. These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees were a component of "general, administrative and other expenses."

     On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSFI during early 2001 and was effective as of January 1, 2001. Therefore as of January 1, 2001, the Company no longer receives fees associated with the PSF or incurs asset management expenses from PGAM and Jennison associated with the PSF. This transaction resulted in a decrease in net income from the prior year of $34.2 million.

     On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential.

     The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

     As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan totaling $45.8 million to Prudential.

     Beginning February 1, 2001 Taiwan's net income is not included in the Company's results of operations. The Taiwan branch had net income of $1.8 million ($97.8 million in revenues and $96.0 million in expenses) in 2000.

     On December 28, 2001, the Company paid to Prudential an extraordinary dividend which was approved by the Insurance Department of Arizona. The dividend was $108 million and was paid with cash of $26 million and fixed maturities of $82 million.

     In connection with Prudential's demutualization, qualified annuity contract holders were given increases to their policy values in the form of policy credits. The policy credits of $128.0 million are reflected as a reduction of retained earnings.

CRITICAL ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires the application of accounting policies that often involve a significant degree of judgment. Management, on an ongoing basis, reviews critical estimates and assumptions. If management determines, as a result of its consideration of facts and circumstances, that modifications in assumptions and estimates are appropriate, results of operations and financial position as reported in the Consolidated Financial Statements may change significantly.

     The following sections discuss accounting policies applied in preparing our financial statements that Management believes are most dependent on the application of estimates and assumptions.

VALUATION OF INVESTMENTS

     The major portion of our investments are recorded at fair value in the statement of financial position. Fair values are based on quoted market prices or estimates from independent pricing services, when available. However, when such information is not available, for example, with respect to private placement fixed maturity securities, fair value is estimated, typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality. Consequently, changes in estimated future cash flows or in our assessment of the issuer 's credit quality will result in changes in carrying value. For fixed maturities and equity securities classified as available for sale, the impact of such changes is recorded in "Accumulated other comprehensive income (loss)," a separate component of equity. However, the carrying value of these securities is written down to estimated fair value when a decline in value is considered to be other than temporary, and we record the corresponding impairment loss in "Realized investment losses, net," in the Consolidated Statements of Operations and Comprehensive Income. The factors we consider to determine if an impairment loss is warranted are discussed more fully in Note 2 to the Consolidated Financial Statements. The level of impairment losses can be expected to increase when economic conditions worsen and decrease when economic conditions improve.

POLICYHOLDER LIABILITIES AND DEFERRED POLICY ACQUISITION COSTS

     The liability for future policy benefits is primarily comprised of the present value of estimated future payments to holders of life insurance and annuity products where the timing and amount of payment depends on policyholder mortality surrender or retirement experience. For life insurance and annuity products, expected mortality is generally based on the Company 's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves.

     Our liability for Unpaid claims and claim adjustment expenses includes estimates of claims that we believe have been incurred, but have not yet been reported ("IBNR"), as of the balance sheet date. These estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate.

     For most life insurance and annuity products that we sell, we defer costs that vary with and are related primarily to the production of new business to the extent these costs are deemed recoverable from future profits, and we record these costs as an asset known as deferred policy acquisition costs or "DAC" in the statements of financial position. We amortize this DAC asset over the expected lives of the contracts, based on the level and timing of either estimated profits or premiums, depending on the type of contract. For products with amortization based on future premiums, the amortization rate is locked-in when the product is sold. However, for products with amortization based on estimated profits, the amortization rate is periodically updated to reflect current period experience or changes in assumptions that affect future profitability, such as lapse rates, investment returns, mortality experience, expense margins and surrender charges. These changes result in adjustments to DAC balances in the period that we change our assumptions as well as changes in prospective DAC amortization. For example, adverse market conditions in 2001 resulted in declines in the market values of assets supporting our variable life insurance and annuity products, which in turn resulted in lower expectations regarding our estimated future gross profits from fee-based income. As a result, we recorded a higher level of DAC amortization in 2001 for these products. DAC is also subject to periodic recoverability testing.

RESERVES FOR CONTINGENCIES AND LITIGATION

     A contingency is an existing condition that involves a degree of uncertainty that will ultimately be resolved upon the occurrence of future events. Under GAAP, reserves for contingencies are required to be established when the future event is probable and its impact can be reasonably estimated. An example is the establishment of a reserve for losses in connection with an unresolved legal matter. The initial reserve reflects management 's best estimate of the probable cost of ultimate resolution of the matter and is revised accordingly as facts and circumstances change and, ultimately, when the matter is brought to closure. In situations in which the Company is to be indemnified by Prudential, as with the sales practices actions, a reserve for contingencies would not need to be established in the Company's financial statements.

OTHER SIGNIFICANT ESTIMATES

     In addition to the items discussed above, the application of GAAP requires management to make other estimates and assumptions. One example is the recognition of deferred tax assets, which depends on management's assumption that future earnings will be sufficient to realize the deferred benefit. This is discussed in Note 8 to the Consolidated Financial Statements.

     The Company's Changes in Financial Position and Results of Operations are described below.

CHANGES IN FINANCIAL POSITION

2001 versus 2000

     From December 31, 2000 to December 31, 2001 there was a decrease of $966 million in total assets from $23.059 billion to $22.093 billion, the majority of which relates to a $1.310 billion decrease in Separate Accounts primarily from stock market declines, as described below. The fixed maturity portfolio increased $139 million resulting from unrealized appreciation from declining interest rates and from positive cash inflows. The transfer of the Company's Taiwan branch accounted for using coinsurance accounting required the establishment of reinsurance recoverable of $260.6 million, and the inclusion of the Taiwan branch future policy reserve liabilities on the Company's balance sheet. The Company also reclassified held-to-maturity securities, amounting to $324.5 million at January 1, 2001 to the available-for-sale category.

     During the year, liabilities decreased by $784 million from $21.226 billion to $20.442 billion. Separate account liabilities decreased $1.310 billion as a result of net investment losses of $1.388 billion, expense disbursements and other changes of $244 million offset by net sales of $322 million. Current year net sales of $322 million ($1.540 billion of contributions less $1.218 billion of surrenders and withdrawals) are $918 million lower than the same period prior year sales of $1.240 billion ($2.376 billion of contributions less $1.136 billion of surrenders and withdrawals). The primary reason for the decrease is declines in Discovery Select annuity product ("Discovery Select") exchange sales resulting from the discontinuation of the Exchange Program on May 1, 2000. The Exchange Program had provided the contract holders of older Prudential or Pruco Life annuity products an opportunity to convert to the Discovery Select product. Annuity product net sales declined $1.118 billion while variable life insurance sales grew $200 million from the prior year.

     Policyholder account balances increased by $301 million from interest credited and positive cash inflows for the PACE product and the general account life and annuity products. Future policy benefit liabilities increased by $105 million resulting from sales of term insurance, additional extended term insurance, and increases to Taiwan branch reserves. Other liabilities increased by $108 million as a result of policy credits granted to Separate Account qualified annuity contract holders related to the demutualization.

     Total equity declined $181 million from $1.832 billion at December 31, 2000 to $1.651 billion at December 31, 2001. The largest factor in this decrease is the payment of two dividends, which are discussed above, to Prudential totaling $153.8 million. One dividend consisted of an extraordinary dividend approved by the Insurance Department of Arizona for $108 million. The other dividend of $45.8 million represented the Company's net investment in its Taiwan branch, which was contributed to a sister company, Prudential Life Insurance Company of Taiwan, and subsequently dividended to Prudential. Refer to Note 14 for more information on the Taiwan dividend. Equity was also reduced by $128.0 million for policy credits to be made to eligible policyholders. In connection with Prudential's demutualization, qualified annuity contract holders were given increases to their policy values in the form of policy credits. In addition, equity was increased by net income of $67.6 million, net unrealized investment gains of $30.0 million and net foreign currency translation adjustments of $3.2 million.

2000 versus 1999

     Total assets increased from $21.768 billion at December 31, 1999 to $23.059 billion at December 31, 2000, an increase of $1.291 billion, primarily from increases in investments and cash and cash equivalents of $945 million, and Separate Accounts of $198 million. Investments increased due to positive insurance cash inflows and unrealized appreciation of fixed maturities. A discussion of Separate Account balances and net sales follows.

     Although there were positive Separate Account net sales of $1.240 billion (contributions of $2.376 billion less withdrawals of $1.136 billion), growth in the Separate Accounts was minimized by expense disbursements and other changes of $384 million, and in particular, investment losses from stock value declines of $658 million. This was in contrast to the prior year which experienced investment gains of $2.164 billion. However, the average Separate Account fund value during the current year, which is more indicative of fee income, was approximately $3 billion higher than the prior year, due to beginning of the year 2000 balances being substantially higher than the prior year. The majority of the net sales were from the Discovery Select annuity product ("Discovery Select"), which had net sales of $1.115 billion. This was significantly lower than net sales of Discovery Select of $2.646 billion in 1999 due primarily to the termination of the Exchange program in May 2000. Surrenders also increased due to the aging of the business and since exchange assets are not subject to surrender charges.

     Total liabilities increased from $20.099 billion at December 31, 1999 to $21.226 billion at December 31, 2000, an increase of $1.127 billion. The increase was primarily due to increases to policyholder account balances of $522 million, securities lending liabilities of $181 million, Separate Account liabilities of $198 million, and an increase to future policy reserves of $73 million. The increase in policyholders' account balances from $3.125 billion at December 31, 1999 to $3.647 billion at December 31, 2000 was primarily due to increases of $315 million from sales of the PACE product, and an increase of $175 million, mainly due to exchanges and sales of the Discovery Select product for the General Account. Future policy benefits increased by $73 million from

$630 million at December 31, 1999 to $703 million at December 31, 2000 primarily the result of increased sales and in-force business at the Taiwan branch.

RESULTS OF OPERATIONS

2001 versus 2000

NET INCOME

     Consolidated net income was $35.9 million lower for the year ended December 31, 2001 than for the year ended December 31, 2000. Economic and market downturns resulted in increased realized investment losses for impairments and sales of fixed maturities of $39.8 million. In addition, there was increased amortization of deferred policy acquisition costs ("DAC") of $35.2 million for domestic life and annuity products, resulting from a decline in expected future profits. Net asset management fee revenue declined $34.2 million ($63.3 million in revenues less $29.1 million of expenses). The Company ceased receiving fee income or paying asset management fee expenses related to the Prudential Series Fund ("PSF") as of January 1, 2001, as described in the Notes to Consolidated Financial Statements. Policyholder benefits were $8.0 million higher as increases to domestic individual life product reserves, death benefits, and surrender benefits offset decreases in the Taiwan branch's policyholder benefits. Tax expense for the current year is lower than the prior year by $79.7 million due to reduced income from operations before income taxes and a refinement of the estimated benefits from nontaxable investment income.

REVENUES

     Consolidated revenues decreased by $110.6 million, from $987.7 million to $877.1 million. As discussed above, the elimination of PSF asset management fees reduced revenues by $63.3 million. Premiums decreased by $31.0 million from the prior year. The ceding of premiums pursuant to the transfer of the Company's Taiwan branch caused an $80.6 million decline in premiums. This was partially offset by higher term insurance sales of the Term Essential and Term Elite products, as those products were not launched until late 2000, and an increase in premiums related to extended term policy conversions. As an option in the event of a lapse, individual variable life insurance policies provide policyholders with additional extended term or reduced paid-up life insurance based on the amount that can be purchased with the remaining cash value of the contract (if the policyholder does not elect to receive the remaining cash value as a cash distribution). The application of the remaining cash value to purchase such coverage is recorded as premium revenue in the Statement of Operations. Future policy benefit reserves are also increased by the amount of these premiums.

     Realized investment losses increased by $39.8 million from the prior year as recognized writedowns on fixed maturities with other than temporary impairments increased by $41.2 million in 2001. In addition, a realized loss of $29.2 million was recorded on the sale of Enron fixed maturities in 2001. Partially offsetting these investment declines were gains on sales of fixed maturities of $21.8 million in 2001(excluding Enron) compared to losses of $22.3 million in 2000 as interest rates declined in 2001 increasing the fair value of the bonds. The sales in 2000 were made in the early part of the year before rates substantially declined. Derivative instruments and other investment gains were $13.5 million less than in 2000. This was mainly the result of the Company's net short position in futures during 2001, versus a net long position in 2000, as interest rates were generally declining in both years.

     These decreases were partially offset by increases in policy charges and fee income and net investment income. Policy charges and fee income, consisting primarily of mortality and expense ("M&E"), loading and other insurance charges assessed on General and Separate Account policyholder fund balances, increased by $15.3 million. The increase was a result of a $29.0 million increase for domestic individual life products offset by a $13.7 million decrease for annuity products. Mortality and sales based loading charges for life products increased as a result of growth in the in-force business and higher new sales. The in-force business grew from $53.214 billion at December 31, 2000 to $58.743 billion at December 31, 2001, an increase of 10.3%. In contrast, annuity fees are mainly asset based fees which are dependent on the fund balances which are affected by net sales as well as asset depreciation or appreciation on the underlying investment funds in which the customer has the option to invest. Annuity fund balances have declined as a result of unfavorable valuation changes in the securities market and lower sales due to the discontinuation of the Exchange program.

     Net investment income increased by $5.7 million from the prior year as income from fixed maturities rose as a result of a higher average asset base from reinvestment of proceeds from GIC sales, and general account annuity life deposits. Partially offsetting this increase was a decline in short term investments and cash equivalent income mainly as a result of lower interest rates.

     Other income increased $2.5 million due to an increase in the modal premium charge for policyholders who pay other than annual premiums, as a result of the growth of the term insurance business.

BENEFITS AND EXPENSES

     Policyholder benefits increased by $8.0 million from increases in domestic individual life product reserves, death benefits, and surrender benefits; offset by decreases in Taiwan's policyholder benefits. Death benefits increased $29.0 million due mainly to the increased in force business, with $11.6 million of the increase specifically related to the September 11 terrorist attacks. Domestic individual life reserves increased $32.6 million as a result of sales of term insurance and extended term premiums. There were also increased benefits paid on surrenders of reduced paid up policies of $8.3 million. Offsetting these were decreases in reserve provisions and benefits for the Company's Taiwan branch of $61.6 million.

     Interest credited to policyholder account balances increased by $25.0 million as policyholder account balances grew by $301.0 million from December 2000 mainly as a result of GIC and general account life and annuity sales, as mentioned above.

     General, administrative, and other expenses decreased $28.0 million from the prior year. Commission and distribution expenses after capitalization, excluding the Taiwan branch, are $33.2 million lower resulting from a change in the allocation of distribution expenses to a market based pricing arrangement as of April 1, 2000 and higher capitalization of commissions from new sales. The elimination of asset management expenses lowered expenses by $29.1 million. The transfer of the Company's Taiwan branch resulted in an expense reduction of $25.2 million.

     Partially offsetting these decreases was an increase in DAC amortization of domestic life and annuity products of $35.2 million from increases in deferrable expenses as a result of sales, and increased amortization associated with a decline in expected future profits from stock market declines. There was also an additional $24.3 million of expenses, excluding the Taiwan branch, driven by higher allocations charged to the Company for salary, consulting, and data processing costs. The Company is assuming a larger share of allocated costs as allocations are based on new sales of which the Company has a higher percentage than in the previous year.

2000 versus 1999

NET INCOME

     Net income for the year ended December 31, 2000 was $103.5 million; an increase of $47.9 million from $55.6 million earned in the year ended December 31, 1999. The increase reflects a $168.2 million, or 20.5% increase in revenues, offset in part by a $95.8 million, 13.1% increase in expenses. Income taxes increased by $24.5 million corresponding with the income increase.

REVENUES

     Policy charges and fee income increased by $60.4 million, to $474.9 million in 2000 from $414.4 million in 1999. In addition, asset management fees, primarily representing fees collected from the Pru Series Funds ("PSF") increased by $10.8 million from the prior year. Although the Separate Account fund balances as of December 31, 2000 are only slightly higher than the prior year end due to stock market declines, (especially in the fourth quarter) the average fund balance during the year was $3 billion higher than the prior year, as is described in the "Changes In Financial Position" section. Strong securities market conditions contributed to significant appreciation in Separate Account asset values during 1999 which had a carryover effect on 2000 income, as beginning of the year balances were substantially higher than in the previous year. Policy charges for annuity and life products were $37.4 million and $23.0 million higher, respectively, than the prior year. Most of the annuity increase came from higher M&E charges from Discovery Select, as net sales of this product were approximately $1.1 billion. The increase in life policy fees is also due to a higher average fund balance than in the previous year.

     Premiums increased $22.9 million to $121.9 million for the year ended December 31, 2000. The increase was primarily due to continued growth at the Company's Taiwan branch, which sells traditional life insurance products. New sales for the Taiwan branch grew by 21% and gross insurance in force increased by 17%. Premiums from annuitizations of Discovery Select contracts also contributed somewhat to the growth in premiums.

     Net investment income increased by $61.1 million to $337.9 million in 2000. The increase was primarily the result of higher income from fixed maturities of $45.8 million, and $10.4 million from short-term and cash equivalents, as the asset base increased. Investment of cash inflows from the PACE product was the primary cause of the increase in the asset base.

     Realized investment losses, net were $20.7 million in 2000 compared to realized losses of $32.5 million for the prior year. This improvement of $11.8 million came primarily from derivative gains in 2000 of $15.0 million versus losses of $1.6 million in 1999. Partially offsetting this were realized losses on fixed maturities that were $5.7 million higher than in 1999, as most of the sales were made in early 2000, when interest rates were higher and writedowns for impairments deemed other than temporary were $12.3 million, an increase of $1.1 million from 1999.

BENEFITS AND EXPENSES

     Policyholders' benefits including changes in reserves were $248.1 million for the year ended December 31, 2000, an increase of $43.0 million from the prior year. Increases to reserves were $31.0 million higher than the prior year of which $14.8 million is related to continued business expansion in the Company's Taiwan branch. Discovery Select annuitizations of $7.7 million, and higher life reserves for extended term insurance and disability reserves of $8.5 million also contributed to the reserve increases. Policyholder benefits were $12.0 million higher mainly due to an increase in death claims of $9.8 million and increased annuity and Taiwanese policyholder benefits due to the growth in business.

     Interest credited to policyholder account balances for the year ended December 31, 2000 was $171.0 million, an increase of $34.2 million from 1999. Interest credited for the PACE product increased by $25.8 million as the PACE policyholder account balances increased $315 million. Interest credited on annuity products increased by $7.5 million as the General Account fund balances increased and there were higher new money rates due to higher incentive rates for Discovery Select.

     General, administrative and other expenses, net of capitalization increased $18.6 million to $410.7 million in 2000. The largest factor in this increase is amortization of deferred policy acquisition costs ("DAC") of $129.0 million, which is $32.6 million higher than the prior year. Annuity DAC amortization increased $39.3 million to $72.8 million, due to growth in profitability of Discovery Select, and accelerated amortization associated with a decline in expected future gross profits as a result of unfavorable market conditions in 2000. Amortization of life products declined by $10.2 million due to prior year write-offs of DAC for policies that were rescinded as a result of the Company's policyholder remediation program, as described in the Notes to the financial statements. The Taiwan branch DAC amortization increased by $3.5 million due to growth in the business.

     Commission and distribution expenses, net of capitalization are lower by $1.1 million due mainly to two offsetting factors. Growth in trail commissions on Discovery Select exchanges, which are nondeferable, increased expenses by $8.0 million. This was offset by a change in the allocation of distribution expenses to reflect a market based pricing arrangement. This decreased year over year expenses (net of capitalization) by $8.9 million.

     Other general and administrative expenses were down $16.1 million from the prior year due to decreases in consulting fees, salary expenses, and charges to the reserve for unbeknownst modified endowment contracts

("UMEC"). Consulting and external contracted services charges were lower in 2000 by $7.9 million as the prior year had contracted external programmers for Year 2000 system preparation and data integrity projects. Decreases in staffing levels from the prior year resulted in reductions in salary expense and employee benefits of $4.1 million. Provisions made to UMEC were $6.3 million in 2000 which is $3.9 million less than the prior year. Offsetting these decreases slightly was an increase of $3.2 million for asset management fees, asset based charges for managing Separate Account investment portfolios, due to the increase in the average Separate Account balance.

INVESTMENT PORTFOLIO AND INVESTMENT STRATEGIES

     The Company's investment portfolio supports its insurance and annuity liabilities and other obligations to customers for which it assumes investment related risks. The portfolio was comprised of total investments amounting to $5.207 billion at December 31, 2001, versus $5.048 billion at December 31, 2000. A diversified portfolio of publicly traded bonds, private placements, commercial loans on real estate and equity investments is managed under strategies intended to maintain a competitive asset mix consistent with current and anticipated cash flow requirements of the related obligations. The risk tolerance reflects the Company's aggregate capital position, exposure to business risk, liquidity and rating agency considerations.

     The asset management strategy for the portfolio is in accordance with an investment policy statement developed and coordinated within the Company by the Asset Liability and Risk Management Group, agreed to by senior management, and approved by the Board of Directors. In managing the investment portfolio, the long-term objective is to generate favorable investment results through asset-liability management, strategic and tactical asset allocation and asset manager selection. Asset management strategies take into account the need to match asset structure to product liabilities, considering the underlying income and return characteristics of investment alternatives and seeking to closely approximate the interest rate sensitivity of the asset portfolio with the estimated interest rate sensitivity of the product liabilities. Asset management strategies also include broad diversification across asset classes, issuers and sectors; effective utilization of capital while maintaining liquidity believed to be adequate to satisfy cash flow requirements; and achievement of competitive performance. The major categories of invested assets, quality across the portfolio, and recent activities to manage the portfolio are discussed below.

FIXED MATURITIES

     The fixed maturity portfolio is diversified across maturities, sectors and issuers. The Company has classified all publicly traded securities as available for sale ("AFS"). As of December 31, 2001 all privately placed securities were classified as AFS compared to approximately 78% in 2000. The remainder of privately placed fixed maturities in 2000 was classified as held to maturity ("HTM"). AFS securities are carried in the Consolidated Statement of Financial Position at fair value, with unrealized gains and losses (after certain related adjustments) recognized by credits and charges to equity capital. HTM securities are carried at amortized cost, and unrealized gains or losses on these securities are not recognized in the financial statements. At December 31, 2001 the fixed maturities portfolio totaled $4.025 billion, an increase of $143 million, based on fair value, compared to December 31, 2000. This increase in fixed maturities reflected growth in the overall portfolio due to positive cash flow from insurance operations during 2000, appreciation arising from a lower interest rate environment, as well as reinvestment of net investment income, offset by dividends paid in the form of fixed maturities. The following table displays a public/private breakout of this year's net unrealized appreciation in the fixed income portfolio versus during 2001.

                                          2001                                    2000
                          ------------------------------------   ---------------------------------------
                                                       NET                                      NET
                          AMORTIZED    ESTIMATED    UNREALIZED   AMORTIZED    ESTIMATED     UNREALIZED
                             COST      FAIR VALUE     GAINS         COST      FAIR VALUE   GAINS(LOSSES)
                          ----------   ----------   ----------   ----------   ----------   -------------
                                                          (IN THOUSANDS)
FIXED MATURITIES
Publicly traded.........  $2,638,917   $2,695,135    $56,218     $2,385,108   $2,393,919      $8,811
Privately placed........   1,296,555    1,329,758     33,203      1,491,682    1,488,236      (3,446)
                          ----------   ----------    -------     ----------   ----------      ------
TOTAL...................  $3,935,472   $4,024,893    $89,421     $3,876,790   $3,882,155      $5,365
                          ==========   ==========    =======     ==========   ==========      ======

     At December 31, 2001, the net unrealized capital gains/(losses) on the "available for sale" fixed maturity portfolio totaled $89.4 million compared to $9.3 million ($5.4 million including HTM) at December 31, 2000. The increase in the net unrealized capital gain position is primarily due to the effect of lower interest rates in 2001 versus 2000.

     Gross investment income on fixed maturities increased by $16.1 million from 2000 to 2001 as a result of a higher asset base in 2001, offset by reinvestment and new purchases at lower rates. Realized losses of $60.9 million were $26.3 million greater than December 31, 2000. This variance is attributed to higher impairments taken in 2001 of $41.2 million, primarily relating to asset-backed securities, and losses on sale of Enron holdings of $29.2 million, offset by higher trading gains of $44.1 million, occurring mainly in the first half of the year.

     The table below summarizes fixed maturity investment results:

                                                              YEAR ENDED DECEMBER 31
                                                              -----------------------
                                                                 2001         2000
                                                              ----------   ----------
                                                                  (IN THOUSANDS)
Gross Investment Income.....................................   $279,477     $263,325
Yield(1)....................................................      7.32%        7.53%
Realized Capital Losses.....................................   ($60,924)    ($34,812)

---------------
(1) Yields are determined by dividing gross investment income by the average of year-end asset carrying values, excluding unrealized gains and losses, less one-half of gross investment income.

    CREDIT QUALITY

     The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Moody's Corporation, an independent rating agency:

                                                       DECEMBER 31, 2001                         DECEMBER 31, 2000
                                            ---------------------------------------   ---------------------------------------
                                            AMORTIZED            ESTIMATED            AMORTIZED            ESTIMATED
NAIC                        MOODY'S            COST        %     FAIR VALUE     %        COST        %     FAIR VALUE     %
----                   ------------------   ----------   -----   ----------   -----   ----------   -----   ----------   -----
                                                                             (IN THOUSANDS)
1                      AAA to AAA-          $1,889,567    48.0%  $1,930,014    48.0%  $1,811,068    46.7%  $1,835,642    47.3%
2                      BBB+ to BBB-          1,727,161    43.9%   1,778,254    44.2%   1,794,309    46.3%   1,784,694    46.0%
3                      BB+ to BB-              198,945     5.1%     201,466     5.0%     118,652     3.0%     117,793     3.1%
4                      B+ to B-                 81,558     2.1%      77,436     1.9%     113,050     2.9%     106,699     2.7%
5                      CCC or lower             20,782     0.5%      20,786     0.5%      22,093     0.6%      20,067     0.5%
6                      In or near default       17,459     0.4%      16,937     0.4%      17,618     0.5%      17,260     0.4%
                                            ----------   -----   ----------   -----   ----------   -----   ----------   -----
                       TOTAL                $3,935,472   100.0%  $4,024,893   100.0%  $3,876,790   100.0%  $3,882,155   100.0%
                                            ==========   =====   ==========   =====   ==========   =====   ==========   =====

     The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC). Based on fair value, these investments accounted for 92% and 93% of the portfolio as of December 31, 2001 and 2000, respectively. As of December 31, 2001 and 2000, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed to be subject to default in the near-term.

     The Company maintains separate monitoring processes for public and private fixed maturities and create watch lists to highlight securities, which require special scrutiny and management. Our public fixed maturity asset managers formally review all public fixed maturity holdings on a monthly basis and more frequently when necessary to identify potential credit deterioration whether due to ratings downgrades, unexpected price variances, and/or industry specific concerns. We classify public fixed maturity securities of issuers that have defaulted as loans not in good standing and all other public watch list assets as closely monitored.

     Our private fixed maturity asset managers conduct specific servicing tests on each investment on an ongoing basis to determine whether the investment is in compliance or should be placed on the watch list or assigned an early warning classification. We assign early warning classification to those issuers that have failed a servicing test or experienced a minor covenant default, and we continue to monitor them for improvement or deterioration. We assign closely monitored status to those investments that have been recently restructured or for which a restructuring is a possibility due to substantial credit deterioration or material covenant defaults. We classify as not in good standing securities of issuers that are in more severe conditions, for example, bankruptcy or payment default.

                                                       DECEMBER 31, 2001         DECEMBER 31, 2000
                                                    -----------------------   -----------------------
                                                    BOOK VALUE   % OF TOTAL   BOOK VALUE   % OF TOTAL
                                                    ----------   ----------   ----------   ----------
                                                                     (IN THOUSANDS)
Performing........................................  $3,903,871      99.2%     $3,799,529      98.0%
Watch List
  Closely monitored...............................      26,230       0.7%         56,513       1.5%
  Not in good standing............................       5,371       0.1%         20,748       0.5%
                                                    ----------     -----      ----------     -----
TOTAL.............................................  $3,935,472     100.0%     $3,876,790     100.0%
                                                    ==========     =====      ==========     =====

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $53.5 million, $12.3 million and $11.2 million for the years 2001, 2000 and 1999 respectively.

PORTFOLIO DIVERSITY

     The fixed maturity portfolio is broadly diversified by type and industry of issuer. As of December 31, 2001, the greatest industry concentrations within the public portfolio were finance, utilities, and manufacturing. The greatest industry concentrations within the private portfolio were asset-backed securities, manufacturing and service. The fixed maturities portfolio is summarized below by issuer category:

                                                                       DECEMBER 31, 2001
                                                              ------------------------------------
                                                              AMORTIZED    ESTIMATED    % OF FAIR
                                                                 COST      FAIR VALUE     VALUE
                                                              ----------   ----------   ----------
                                                                         (IN THOUSANDS)
United States Government Securities and Obligations.........  $  303,606   $  303,453       7.5%
Mortgage Backed Securities..................................      10,148       10,247       0.3%
Asset Backed Securities(1)..................................     577,528      590,245      14.7%
Foreign Government Securities...............................      27,331       29,454       0.7%
Manufacturing...............................................     782,944      803,155      19.9%
Utilities...................................................     646,628      663,645      16.5%
Retail and Wholesale........................................     223,373      230,162       5.7%
Energy......................................................       5,223        5,173       0.1%
Finance.....................................................     688,064      711,932      17.7%

                                                                       DECEMBER 31, 2001
                                                              ------------------------------------
                                                              AMORTIZED    ESTIMATED    % OF FAIR
                                                                 COST      FAIR VALUE     VALUE
                                                              ----------   ----------   ----------
                                                                         (IN THOUSANDS)
Services....................................................     557,311      565,654      14.1%
Transportation..............................................     106,687      104,716       2.6%
Other.......................................................       6,629        7,057       0.2%
                                                              ----------   ----------     -----
TOTAL.......................................................  $3,935,472   $4,024,893     100.0%
                                                              ==========   ==========     =====

                                                                       DECEMBER 31, 2000
                                                              ------------------------------------
                                                              AMORTIZED    ESTIMATED    % OF FAIR
                                                                 COST      FAIR VALUE     VALUE
                                                              ----------   ----------   ----------
                                                                         (IN THOUSANDS)
United States Government Securities and Obligations.........  $  309,609   $  317,479       8.2%
Mortgage Backed Securities..................................      31,479       31,809       0.8%
Asset Backed Securities (1).................................     544,447      541,315      14.0%
Foreign Government Securities...............................     136,133      143,706       3.7%
Manufacturing...............................................     791,609      788,188      20.3%
Utilities...................................................     634,671      628,657      16.2%
Retail and Wholesale........................................     230,303      229,162       5.9%
Energy......................................................       1,304        1,359         0%
Finance.....................................................     519,690      528,020      13.6%
Services....................................................     548,729      544,555      14.0%
Transportation..............................................     122,655      121,565       3.1%
Other.......................................................       6,161        6,340       0.2%
                                                              ----------   ----------     -----
TOTAL.......................................................  $3,876,790   $3,882,155     100.0%
                                                              ==========   ==========     =====

---------------

(1) Asset backed securities are primarily backed by credit card receivables, home equity loans, trade receivables and auto loans.

COMMERCIAL LOANS ON REAL ESTATE

     As of December 31, 2001, the Company's portfolio of commercial loans on real estate portfolio totaled $8.2 million, a reduction of $1.1 million from December 31, 2000, reflecting maturities and prepayments. The portfolio is comprised of commercial loans on real estate, with diversification by property type and geographic location. Refer to Footnote 3 in the Notes to Consolidated Financial Statements. Mortgage investment income is $0.9 million, which is $0.1 million lower than the prior year due to a lower asset base.

     The Company evaluates its loans on a quarterly basis for watch list status based on compliance with various financial ratios and other covenants set forth in the loan agreements, borrower credit quality, property condition and other factors. The Company may place loans on early warning status in cases where it detects that the physical condition of the property, the financial situation of the borrower or tenant, or other factors could lead to a loss of principal or interest. The Company classifies as closely monitored those loans that have experienced material covenant defaults or substantial credit or collateral deterioration. Not in good standing loans are those for which there is a high probability of loss of principal, such as when the borrower is in bankruptcy or the loan is in foreclosure. An experienced staff of workout professionals actively manages the loans in the closely monitored and not in good standing categories.

EQUITY SECURITIES

     The Company's equity securities are comprised of common and non-redeemable preferred stock and are carried at estimated fair value on the Statement of Financial Position. Based on fair value, equity securities totaled $0.4 million in 2001 compared to $10.8 million in 2000. At December 31, 2001, the unrealized capital gains on the equity portfolio totaled $0.2 million compared to $2.6 million of losses at December 31, 2000. The equity securities' asset base declined due to the transfer of stocks in connection with the transfer of the Taiwan branch.

SHORT-TERM INVESTMENTS

     Short-term investments include liquid debt instruments that have maturities between 3-12 months from date of purchase. These securities are carried at amortized cost, which approximates fair value. As of December 31, 2001, the Company's short-term investments totaled $215.6 million, an increase of $12.8 million compared to $202.8 million at December 31, 2000. Short-term yields decreased due to lower rates in 2001, partially offset by greater spread income earned on securities lending activity.

DERIVATIVES

     The Company uses derivatives primarily to alter mismatches between the duration of assets in its portfolios and the duration of insurance and annuity liabilities supported by those assets. These derivative contracts do not qualify for hedge accounting and, consequently, we recognize the changes in fair value of such contracts from period to period in current earnings. During 2001, $2.9 million of gains were realized in swaps versus a gain of $5.6 million in 2000. This was due to favorable 2001 and 2000 trends in exchange rates and spreads. During 2001, $4.3 million of losses were realized from futures versus gains of $9.4 million in 2000. This was the result of the Company's net short position in futures during 2001, versus a net long position in 2000, as interest rates were generally declining in both years.

LIQUIDITY AND CAPITAL RESOURCES

     The Company's liquidity requirements include the payment of sales commissions, other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts in-force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding all its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments or through short term borrowing from its affiliate Prudential Funding Corporation (refer to Footnote 14 in the Notes to Consolidated Financial Statements). As of December 31, 2001, the Company's assets included $3.0 billion of cash and cash equivalents, short-term investments and investment grade publicly traded fixed maturity securities that could be liquidated if funds were required.

     In order to continue to market life insurance and annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. Statutory accounting practices differ from generally accepted accounting principles ("GAAP") in two major respects. First, under statutory accounting practices, the acquisition costs of new business are charged to expense, while under GAAP they are initially deferred and amortized over a period of time. Second, under statutory accounting practices, the required additions to statutory reserves for new business in some cases may initially exceed the statutory revenues attributable to such business. These practices result in a reduction of statutory income and surplus at the time of recording new business.

     Insurance companies are subject to Risk-Based Capital ("RBC") guidelines, monitored by insurance regulatory authorities, that measure the ratio of the Company's statutory surplus with certain adjustments ("Adjusted Capital") to its required capital, based on the risk characteristics of its insurance liabilities and investments. Required capital is determined by statutory formulae that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risks, and general business risks. The RBC calculations are intended to assist regulators in measuring the adequacy of the Company's statutory capitalization.

     The Company considers RBC implications in its asset/liability management strategies. Each year, the Company conducts a thorough review of the adequacy of statutory insurance reserves and other actuarial liabilities. The review is performed to ensure that the Company's statutory reserves are computed in accordance with accepted actuarial standards, reflect all contractual obligations, meet the requirements of state laws and regulations and include adequate provisions for any other actuarial liabilities that need to be established. All significant reserve changes are reviewed by the Board of Directors and are subject to approval by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance (the "Insurance Departments"). The Company believes that its statutory capital is adequate for its currently anticipated levels of risk as measured by regulatory guidelines.

     In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. Certain of the standards could have an impact on the measurement of statutory capital, which, in turn, could affect RBC ratios of insurance companies. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $88 million, primarily as a result of the recognition of deferred tax assets.

REGULATORY ENVIRONMENT

     The Company is subject to the laws of the Insurance Departments. A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Departments each year covering the Company's operations for the preceding year and its financial position as of the end of that year. Regulation by the Insurance Departments includes periodic examinations to verify the accuracy of contract liabilities and reserves. The Company's books and accounts are subject to review by the Insurance Departments at all times. A full examination of the Company's operations is conducted periodically by the Insurance Departments and under the auspices of the NAIC.

     The Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

     The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formulae as described in the Liquidity and Capital Resources disclosure. The implementation of these standards has not had a significant impact on the Company.

     Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

EFFECTIVE NEW ACCOUNTING PRONOUNCEMENTS

     Refer to Footnote 2, "Summary of Significant Accounting Policies," of the Notes to Consolidated Financial Statements.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

RISK MANAGEMENT, MARKET RISK, AND DERIVATIVE FINANCIAL INSTRUMENTS

     As a wholly-owned subsidiary of Prudential, the Company benefits from the risk management strategies implemented by its parent. Risk management includes the identification and measurement of various forms of risk, establishment of acceptable risk thresholds, and creation of processes intended to maintain risks within these thresholds while optimizing returns on the underlying assets or liabilities. Prudential considers risk management an integral part of its core businesses.

     The risks inherent in the Company's operations include market risk, product risk, credit risk, and operating risk.

     MARKET RISK is the risk of change in the value of financial instruments as a result of absolute or relative changes in interest rates, foreign currency exchange rates or equity or commodity prices. To varying degrees, the investment activities supporting all of the Company's products and services generate market risks. Market risks incurred and the strategies for managing these risks vary by product.

     With respect to non-variable life insurance products, fixed rate annuities and the fixed rate options in our variable life insurance and annuity products, the Company incurs market risk primarily in the form of interest rate risk. The Company manages this risk through asset/liability management strategies that seek to match the interest rate sensitivity of the assets to that of the underlying liabilities. The Company's overall objective in these strategies is to limit the net change in value of assets and liabilities arising from interest rate movements. While it is more difficult to measure the interest sensitivity of the Company's insurance liabilities than that of the related assets, to the extent the Company can measure such sensitivities the Company believes that interest rate movements will generate asset value changes that substantially offset changes in the value of the liabilities relating to the underlying products.

     For variable annuities and variable life insurance products, excluding the fixed rate options in these products, the Company's main exposure is the risk that asset management fees may decrease as a result of declines in assets under management due to changes in prices of securities. The Company is also exposed to the risk that asset management fees calculated by reference to performance could be lower. For variable annuity and variable life insurance products with minimum guaranteed death benefits, the Company also faces the indirect risk that declines in the value of underlying investments as a result of changes in securities prices may increase the Company's net exposure to death benefits under these contracts. The Company does not believe that these indirect risks add significantly to the Company's overall risk. The Company manages its exposure to equity price risk primarily by seeking to match the risk profile of equity investments against risk-adjusted equity market benchmarks. The Company measures benchmark risks level in terms of price volatility in relation to the market in general.

     The Company's exposure to market risk results from "other than trading" activities in its insurance businesses. Market risks in the Company's insurance business are managed through an investment process that incorporates asset/liability management techniques and other risk management policies and limits. Derivatives, as discussed further below, are used to alter interest rate or currency exposures arising from mismatches between assets and liabilities. These include sensitivity and Value-at-Risk measures, positions and other limits based on type of risk, and various hedging methods.

INSURANCE ASSET/LIABILITY MANAGEMENT

     The Company's asset/liability management strategies seek to match the interest rate sensitivity of the assets to that of the underlying liabilities and to construct asset mixes consonant with product features, such as interest crediting strategies. The Company also considers risk-based capital implications in its asset/liability management strategies. The Company seeks to maintain interest rate and equity exposures within established ranges, which are periodically adjusted based on market conditions and the design of related insurance products sold to customers. The Company's risk managers, who work with portfolio and asset managers but under separate management, establish investment risk limits for exposures to any issuer, or type of security and oversee efforts to manage risk within policy constraints set by management and approved by the Board of Directors.

     The Company uses duration and convexity analyses to estimate the price sensitivity of assets and liabilities to interest rate changes. Duration is an estimate of the sensitivity of the fair value of a financial instrument relative to changes in interest rates. Convexity is an estimate of the rate of change of duration with respect to changes in interest rate, and is commonly used for managing assets with prepayment risk, such as mortgage backed securities. The Company seeks to manage its interest rate exposure by matching the relative sensitivity of asset and liability values to interest rate changes, or controlling "duration mismatch" of assets and liabilities. The Company has a target duration mismatch level of plus or minus 0.6 years. As of December 31, 2001, the difference between the pre-tax duration of assets and the target duration of liabilities in the Company's duration managed portfolio was 0.2 years.

     The Company also performs portfolio stress testing as part of its regulatory cash flow testing. In this testing, the Company evaluates the impact of altering its interest-sensitive assumptions under various moderately adverse interest rate environments. These interest-sensitive assumptions relate to the timing and amounts of redemptions and pre-payments of fixed-income securities and lapses and surrenders of insurance products. The Company evaluates any shortfalls that this cash flow testing reveals to determine if there is a need to increase statutory reserves or adjust portfolio management strategies.

MARKET RISK RELATED TO INTEREST RATES

     Assets that subject the Company to interest rate risk include fixed maturities, commercial loans on real estate, and policy loans. In the aggregate, the carrying value of these assets represented 68% of consolidated assets, other than assets that are held in Separate Accounts, as of December 31, 2001 and 70% as of December 31, 2000. With respect to liabilities, the Company is exposed to interest rate risk through policyholder account balances relating to life insurance and annuity investment type contracts.

     The Company assesses interest rate sensitivity for its financial assets, financial liabilities and derivatives using hypothetical test scenarios which assume both upward and downward 100 basis point parallel shifts in the yield curve from prevailing interest rates. The following tables set forth the potential loss in fair value from a hypothetical 100 basis point upward shift at December 31, 2001 and 2000, because this scenario results in the greatest net exposure to interest rate risk of the hypothetical scenarios tested at those dates. While the test scenario is for illustrative purposes only and does not reflect management's expectations regarding future interest rates or the performance of fixed income markets, it is a near-term, reasonably possible hypothetical change that illustrates the potential impact of such events. These test scenarios do not measure the changes in value that could result from non-parallel shifts in the yield curve, which would be expected to produce different changes in discount rates for different maturities. As a result, the actual loss in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations.

     This presentation does not include $2.753 billion and $2.587 billion of insurance reserves and deposit liabilities at December 31, 2001 and 2000, respectively. The Company believes that the interest rate sensitivities of these insurance liabilities offset, in large measure, the interest rate risk of the financial assets set forth in the following tables.

                                                                      DECEMBER 31, 2001
                                                    ------------------------------------------------------
                                                                                FAIR VALUE
                                                                                AFTER + 100
                                                                                BASIS POINT
                                                      NOTIONAL      ESTIMATED    PARALLEL     HYPOTHETICAL
                                                        VALUE         FAIR      YIELD CURVE    CHANGE IN
                                                    (DERIVATIVES)     VALUE        SHIFT       FAIR VALUE
                                                    -------------   ---------   -----------   ------------
                                                                        (IN MILLIONS)
Financial Assets and Liabilities
  with Interest Rate Risk:
Financial Assets:
  Fixed Maturities:
     Available for Sale...........................        --         $4,025       $3,902         $(123)
     Held to Maturity.............................        --             --           --            --
  Commercial Loans on Real Estate.................        --             10           10            --
  Policy Loans....................................        --            934          880           (54)
Derivatives:
  Futures.........................................      (128)            --            6             6
  Swaps...........................................         9              1            1            --
Financial Liabilities:
  Investment Contracts............................        --         (2,053)      (2,028)           25
                                                                                                 -----
Total Estimated Potential Loss....................                                               $(146)
                                                                                                 =====

                                                                      DECEMBER 31, 2000
                                                    ------------------------------------------------------
                                                                                FAIR VALUE
                                                                                AFTER + 100
                                                                                BASIS POINT
                                                      NOTIONAL      ESTIMATED    PARALLEL     HYPOTHETICAL
                                                        VALUE         FAIR      YIELD CURVE    CHANGE IN
                                                    (DERIVATIVES)     VALUE        SHIFT       FAIR VALUE
                                                    -------------   ---------   -----------   ------------
                                                                        (IN MILLIONS)
Financial Assets and Liabilities with
  Interest Rate Risk:
Financial Assets:
  Fixed Maturities:
     Available for Sale...........................        --         $3,562       $3,468        $   (94)
     Held to Maturity.............................        --            321          313             (8)
  Commercial Loans on Real Estate.................        --             11           10             (1)
  Policy Loans....................................        --            883          838            (45)
Derivatives:
  Futures.........................................       202              2            1             (1)
  Swaps...........................................         9             .3           .1            (.2)
Financial Liabilities:
  Investment Contracts............................        --         (1,785)      (1,760)            25
                                                                                                -------
Total Estimated Potential Loss....................                                              $(124.2)
                                                                                                =======

     The estimated changes in fair values of the financial assets shown above relate to assets invested in support of the Company's insurance liabilities, but do not include assets associated with products for which investment risk is borne primarily by the contract holders rather than the Company.

MARKET RISK RELATED TO EQUITY PRICES

     The Company actively manages equity price risk relative to benchmarks in respective markets. Equity holdings are benchmarked against a blend of leading market indices, mainly the Standard & Poor's ("S&P") 500 and Russell 2000, and targets price sensitivities that approximate those of the benchmark indices. The Company estimates its equity price risk from a hypothetical 10% decline in equity benchmark market levels and measures this risk in terms of the decline in the fair value of the equity securities it holds. Using this methodology, the Company's estimated equity price risk at December 31, 2001 was $.038 million, representing a hypothetical decline in fair market value of equity securities held by the Company at that date from $.375 million to $.338 million. The Company's estimated equity price risk using this methodology at December 31, 2000 was $1.1 million, representing a hypothetical decline in fair market value of equity securities the Company held at that date from $10.8 million to $9.7 million. These amounts exclude equity securities relating to products for which investment risk is borne primarily by the contract holder rather than by the Company. While these scenarios are for illustrative purposes only and do not reflect management's expectations regarding future performance of equity markets or of the Company's equity portfolio, they represent near term reasonably possible hypothetical changes that illustrate the potential impact of such events.

MARKET RISK RELATED TO FOREIGN CURRENCY EXCHANGE RATES

     The Company is exposed to foreign currency exchange risk in its investment portfolio and through its operations in Taiwan. The Company generally hedges substantially all foreign currency-denominated fixed-income investments supporting its U.S. insurance operations into U.S. dollars, using foreign exchange currency swaps, in order to mitigate the risk that the fair value of these investments fluctuates as a result of changes in foreign exchange rates. The Company generally does not hedge all of the foreign currency risk of its equity investments in unaffiliated foreign entities.

     Foreign currency exchange risk is actively managed within specified limits at the enterprise (Prudential) level using Value-at-Risk ("VaR") analysis. This statistical technique estimates, at a specified confidence level, the potential pretax loss in portfolio market value that could occur over an assumed time horizon due to adverse market movements. This calculation utilizes a variance/covariance approach.

     The Company calculates VaR estimates of exposure to loss from volatility in foreign currency exchange for a one month time period. The Company's estimated VaR at December 31, 2001 for foreign currency assets not hedged to U.S. dollars, measured at the 95% confidence level and using a one month time horizon, was $0.8 million, representing a hypothetical decline in fair market value of these foreign currency assets from $17.6 million to $16.8 million. The Company's estimated VaR at December 31, 2000 for foreign currency assets not hedged to U.S. dollars, measured at the 95% confidence level and using a one month time horizon, was $2.3 million, representing a hypothetical decline in fair market value of these foreign currency assets from $133.2 million to $130.9 million. These calculations use historical price volatilities and correlation data at a 95% confidence level.

     The Company's average monthly VaR from foreign currency exchange rate movements measured at the 95% confidence level over a one month time horizon was $1.33 million during 2001 and $2.3 million during 2000.

LIMITATIONS OF VAR MODELS

     Although VaR models represent a recognized tool for risk management, they have inherent limitations, including reliance on historical data that may not be indicative of future market conditions or trading patterns. Accordingly VaR models should not be viewed as a predictor of future results. The Company may incur losses that could be materially in excess of the amounts indicated by the model on a particular trading day or over a period of time. A VaR model does not estimate the greatest possible loss. The Company uses these models together with other risk management tools, including stress testing. The results of these models and analysis thereof are subject to the judgment of the Company's risk management personnel.

DERIVATIVES

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forwards contracts. See Footnote 11 of the Notes to Consolidated Financial Statements as to the Company's derivative positions at December 31, 2001 and 2000. Under insurance statutes the Company may only use derivative securities in activities intended to offset changes in the market value of assets held, obligations, and anticipated transactions. These statutes prohibit the use of derivatives for speculation. The Company uses derivative financial instruments to manage market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

     PRODUCT RISK is the risk of adverse results due to deviation of experience from expected levels reflected in pricing. Products are priced to reflect the expected levels of benefits and expense while allowing a margin for adverse deviation. The level of margin varies with product design and pricing strategy with respect to the targeted market. The Company seeks to maintain underwriting standards so that premium charged is consistent with risk assumed on an overall basis. Additionally, most of the Company's policies and contracts allow the Company to adjust credits (via interest crediting rates) and/or charges (in contracts where elements such as mortality and expense charges are not guaranteed), allowing the Company some flexibility to respond to changes in actuarial experience. The Company also considers the competitive environment in determining pricing elements including premiums, crediting rates, and non-guaranteed charges.

     Mortality risks, generally inherent in most of the Company's life insurance and annuity products, are incorporated in pricing based on the Company's experience (if available and relevant) and/or industry experience. Mortality studies are performed periodically to compare the actual incidence of death claims in relation to business in force, to levels assumed in pricing and to industry experience. Expense risk is the risk that actual expenses exceed those assumed in pricing relates to all products and varies by volume of business as well as general price level changes. Persistency risk represents the risk that the pattern of policy surrenders will deviate from assumed levels so that policies do not remain in force long enough to allow the Company to recover its acquisition costs. Certain products are designed, by use of surrender charges and other features, to discourage early surrenders and thus mitigate this risk to the Company. Periodic studies are performed to compare actual surrender experience to pricing assumptions and industry experience.

     For fee-based products in which investment risk is borne by the client, the Company retains the risk that fees charged may not adequately cover administrative expenses. The ability to earn a spread between these fees and the associated costs is dependent upon the competitive environment, product performance, the ability to attract clients and assets, and the Company's control of expense levels.

     CREDIT RISK is the risk that counterparties or issuers may default or fail to fully honor contractual obligations and is inherent in investment portfolio asset positions including corporate bonds and commercial loans on real estate, private placements and other lending-type products, certain derivative transactions, and various investment operations functions. In derivative transactions, the Company follows an established credit approval process which includes risk control limits and monitoring procedures. The Company is also exposed to credit risk resulting from reinsurance transactions. Limits of exposure by counterparty, are in place at the portfolio level, and counterparty concentration risk is also reviewed at the enterprise level. Credit concentration risks are limited based on credit quality, and enterprise-level concentrations are reviewed on a quarterly basis. Business group credit analysis units evaluate creditworthiness of counterparties and assign internal credit ratings based on data from independent rating agencies and their own fundamental analysis.

     OPERATING RISK is the risk of potential loss from internal or external events such as mismanagement, fraud, systems breakdowns, business interruption, or failure to satisfy legal or fiduciary responsibilities. Like other financial institutions, the Company is exposed to the risk of misconduct by employees that are contrary to the internal controls the Company designed to manage those risks. Legal risk may arise from inadequate control over contract documentation, marketing processes, or other operations. The Company is subject to internal controls established by Prudential to manage regulatory, legal, credit, asset management and other risks at the business unit level for specific lines of business and at the enterprise level for company-wide processes. Business unit management personnel, internal auditors and an enterprise level Management Internal Control unit monitor the Company's controls. The Company's controls are subject to regulatory review in certain instances.

     Another aspect of operating risk relates to the Company's ability to conduct transactions electronically and to gather, process, and disseminate information and maintain data integrity and uninterrupted operations given the possibility of unexpected or unusual events. The Company has implemented a business continuation initiative to address these concerns.

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS


(a) FINANCIAL STATEMENTS


(1) Financial Statements of the Strategic Partners Variable Annuity Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2001; the Statements of Operations for the period ended December 31, 2001; the Statements of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2000: and the Notes relating thereto will appear in the statement of additional information. (Part B of the Registration Statement) (Note 1)



(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial
     Position as of December 31, 2001 and 2000; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2001, 2000 and 1999; and the Notes to the Consolidated Financial Statements will appear in the statement of additional information (Part B of the Registration Statement) (Note 1).



(b) EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2)  Agreements for custody of securities and similar investments-- Not
     Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company (Depositor) (Note 3)

     (b) Form of Selected Broker Agreement used by PIMS (Note 3)

(4)  (a) The Strategic Partners Select Variable Annuity Contract -VFM-96.
     (Note 4)


(5)  (a) Application form for the Contract. (Note 4)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 5)

     (b) By-laws of Pruco life Insurance Company, as amended through May 6, 1997. (Note 6)

(7) Contract of reinsurance in connection with variable annuity contract-- Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed;

     (a) Form of Fund Participation Agreement. (Note 7)

(9)  Opinion of Counsel as to legality of the securities being registered.
     (Note 1)

(10) (a) Written consent of PricewaterhouseCoopers LLP independent accountants. (Note 1)

     (b) Consent of Outside Counsel (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements -- Not Applicable.

(12) Agreement in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners -- Not Applicable.

(13) Schedule of Performance Computations. (Note 1)

(14) Powers of Attorney.

     (a) James J. Avery, Jr (Note 9)

     (b) David R. Odenath, Jr., William J. Eckert and Ronald P. Joelson (Note 4)

     (c) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, and Jean D. Hamilton (Note 8)

     (Note 1)  Filed herewith

     (Note 2) Incorporated by reference to Form N-4, Registration No. 33-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

     (Note 3) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No. 333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

     (Note 4) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

     (Note 5) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

     (Note 6) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

     (Note 7) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

     (Note 8) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85115, filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.

     (Note 9) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

See Part B: Directors and Officers.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.


Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940 and with the Prudential Variable Contract Account-24, a registered unit investment trust.

The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2002, there were 1,429 owners of qualified contracts and 1,340 owners of nonqualified contracts offered by the Registrant.


ITEM 28. INDEMINFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 ct. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)


Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.


PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) Information concerning the officers and directors of PIMS is set forth below.



                                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
         NAME (1)                          WITH UNDERWRITER                 WITH REGISTRANT
--------------------------     ---------------------------------------  ------------------------
    Robert F. Gunia.......     President                                None

    Jean D. Hamilton......     Executive Vice President                 None

    Ajay Sawhney..........     Executive Vice President                 None

    John R. Strangfeld....     Executive Vice President                 None

    Stuart A. Abrams......     Senior Vice President and Chief          None
                               Compliance Officer

    William V. Healey.....     Senior Vice President, Secretary and     None
                               Chief Legal Officer

    Margaret M. Deverell..     Senior Vice President, Comptroller and   None
                               Chief Financial Officer

    C. Edward Chaplin.....     Treasurer                                None

    Peter J. Boland.......     Vice President and Deputy
                               Chief Operating Officer                  None

----------------------------

(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.


(c)


---------------------------- ---------------------------- ------------------- ---------------
Name of Principal            Net Underwriting Discounts   Compensation on     Brokerage
Underwriter                  and Commissions              Redemption          Commission
---------------------------- ---------------------------- ------------------- ---------------
---------------------------- ---------------------------- ------------------- ---------------
Prudential Investment        $ 8,266,322.00               $ -0-               $-0-
Management Services, LLC
---------------------------- ---------------------------- ------------------- ---------------
---------------------------- ---------------------------- ------------------- ---------------


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Pruco Life.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485 (b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 19th day of April, 2002.


            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  (Registrant)

                  BY: PRUCO LIFE INSURANCE COMPANY (Depositor)

Attest:   /s/  CLIFFORD E. KIRSCH                                /s/       ANDREW J. MAKO
---------------------------------                                ------------------------
               CLIFFORD E. KIRSCH                                          ANDREW J. MAKO
               CHIEF LEGAL OFFICER AND SECRETARY

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     SIGNATURE AND TITLE
------------------------

      VIVIAN L. BANTA                                    Date: April 19, 2002
      PRESIDENT, CHAIRMAN AND DIRECTOR


       *
------------------------------------------
      JAMES J. AVERY JR
      VICE CHAIRMAN AND DIRECTOR


       *                                                 *By:  /s/ CLIFFORD E. KIRSCH
------------------------------------------               ----------------------------
      WILLIAM J. ECKERT                                  CLIFFORD E. KIRSCH
      VICE PRESIDENT AND CHIEF                           (ATTORNEY-IN-FACT)
      ACCOUNTING OFFICER (PRINCIPAL
      FINANCIAL OFFICER AND CHIEF
      ACCOUNTING OFFICER


       *
------------------------------------------
      RONALD P. JOELSON
      DIRECTOR


       *

------------------------------------------
      RICHARD J. CARBONE
      DIRECTOR


       *
------------------------------------------
      HELEN M. GALT
      DIRECTOR


       *
------------------------------------------
      JEAN D. HAMILTON
      DIRECTOR


       *
------------------------------------------
      DAVID R. ODENATH, JR.
      DIRECTOR

                                  EXHIBIT INDEX


(9)     Opinion of Counsel
(10)(a) Consent of Independent Accountants
(10)(b) Consent of Outside Counsel
(13)    Schedule of Performance Computations